UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21749

CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

28 Havemeyer Place

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

June 30, 2021 CRM Small Cap Value Fund CRM Small/Mid Cap Value Fund CRM Mid Cap Value Fund CRM All Cap Value Fund CRM Long/Short Opportunities Fund

ANNUAL REPORT

ANNUAL REPORT	June 30, 2021
President’s Message (Unaudited)

Dear Fellow Shareholders:

While the first half of the fiscal year brought uncertainty as the world began to contemplate life beyond COVID-19, the double shot of fiscal and monetary support was the adrenaline shot needed to move the country from a 9% decline in GDP in the second quarter of 2020 to double digit growth in the second quarter of 2021. As that adrenaline high wears off, we look for the economy and the market to transition from early-cycle to mid-cycle recovery. This more sustainable level of economic growth will be a deceleration from the hyper growth, healing phase but should not be misconstrued as an economic slowdown. The recent rise in COVID-19 cases caused by the Delta variant and China’s recent restrictive policies and slower economic growth are causing investors to question the strength and durability of the global recovery. More recently, this has translated into a desire for safe haven investments such as U.S. Treasuries and large cap growth stocks. A redo of last cycle, which we believe is a mistake.

We find the market today is broadly supportive of value stocks, and particularly our style of relative value. After one of the fastest economic recoveries in U.S. history, we expect markets to recalibrate from unabated risk seeking and to a more balanced position between risk and reward. This next phase of the recovery should bring more selectivity.

We view the June Federal Reserve Open Market Committee meeting as marking the end of early cycle and, importantly, reducing the risk of hyperinflation. This next phase is typically longer in duration and favorable for stock selection. The market will have to absorb this notion of less accommodation, but we still expect to see healthy growth and attractive valuations, particularly in our part of the market. We can envision a more constructive earnings backdrop in the future as labor availability improves, raw material price increases level off and supply chains normalize. This environment should be conducive to stock selection rather than broad macro/factor investing.

The appetite for risk is healthy today given highly supportive central banks and the extraordinary fiscal stimulus. However, we must be vigilant when market sentiment is so positive. We will continue to identify companies that can operate in various economic environments. Importantly, we look to invest in those relative

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value companies, which have pricing power that should allow them to price for higher inflation, while also being highly competitive in a more modest economic backdrop. What we are seeking to avoid in this V-shaped recovery are those highly leveraged, speculative companies, which are the investor darlings today, but will likely face their day of reckoning in the not-too-distant future. We expect this will inevitably occur when credit is not so abundant, and these companies lack the pricing power to operate in a normal to above-average inflationary background.

We continue to see a healthy investing environment for small to mid-cap value stocks. Historically, small cap stocks tend to lead the market following a recession and value stocks tend to outperform growth stocks when GDP is greater than 3%. After two years of P/E multiple expansion in 2019 and 2020, we expect market returns will be more driven by earnings growth. We look for value stocks, particularly small to mid-caps stocks, to generate the fastest earnings growth over the next two years while offering attractive valuations. Lastly, we believe a rising inflationary economy should be highly supportive of stock selection and active management.

We cannot finish this letter without mentioning the historical impact the rally in highly shorted, secularly challenged stocks by retail investors buying on margin (so called “meme stocks”) has on the market, and particularly smaller capitalization stocks. We believe these zombie companies have meaningfully amplified the returns of the indices this year. There are many root causes that have been laid out for this renaissance in retail trading including free trading, pandemic behavior as people were stuck at home, stimulus money, record savings levels, gamification and entertainment value, the strength and resonance of being part of a community, and an outgrowth of persistently low interest rates and Fed policy. Either way, history tells us that these low ROE, nonearners tend to underperform when inflation rises and GDP returns to historical levels. It is important to recognize that nonearners represent the highest percent of the Russell® Index since 1999/2000. Thus, the quality of the Russell® indices appears to be at one of its lowest levels, as represented by ROE and ROA, in its history. We believe this should provide a fruitful environment for active management.

The following is a discussion of factors that influenced the performance of the CRM Funds during the fiscal year ended June 30, 2021.

CRM Small Cap Value Fund returned 55.68% and 55.36% for the Institutional and Investor Share classes, respectively, in the period, as compared to 73.28% and 62.03% for the Russell® 2000 Value Index and the Russell® 2000 Index, respectively1. Despite strong performance during the period, the Fund lagged the benchmark due to stock selection in the Consumer Discretionary sector. This was due largely in part to companies such as AMC Entertainment Holdings and GameStop, which CRM does not hold. Leading contributors to performance for this period included (i)

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branded apparel company, G-III Apparel Group, Ltd.; (ii) Valmont Industries, Inc., a manufacturer of poles and towers for infrastructure, communications, and utility end-markets as well as agricultural irrigation equipment; and (iii) BankUnited, Inc., a regional bank based in Florida and New York. G-III Apparel Group responded positively to vaccine news throughout November as well as a better-than-expected third quarter 2020 earnings report. The company continued to post better-than-expected earnings as a result of aggressive cost mitigation in 2020 and a measured recovery of revenues. Importantly, GIII completed the exit of its money-losing retail business in the fourth quarter of 2020. Valmont Industries, Inc. reported stronger quarterly results following greater optimism over its irrigation business as farmer incomes inflected positively amidst higher commodity prices. The company also recognized revenues on a key Middle East contract tied to food security. BankUnited reported better-than-expected third quarter 2020 and fourth quarter 2020 earnings due to improved credit quality. In addition, the company guided to a stabilizing net interest margin given its ability to lower deposit costs. Finally, the company continued to make solid progress on implementing cost savings from its BankUnited 2.0 profitability initiative.

Individual holdings that negatively impacted performance included (i) PAE Incorporated, a defense and government services contractor; (ii) Clearwater Paper Corporation, a domestic producer of private label consumer paper products, as well as solid bleached sulfate paperboard products; and (iii) Paya Holdings, Inc., a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments. PAE Incorporated was a detractor in the period, as the company had to revise its revenue guidance for the year based on pandemic impacts to its non-labor component of revenue. The defense contractor sector similarly underperformed going in to the 2020 presidential election and federal spending pressures given rising pandemic stimulus costs, impacting future budget pressures. Clearwater paper suffered during the second half of the fiscal year from the oversupply of consumer bath tissue inventory at its customers, elevated commodity input pressure, and forced production downtime at its facilities. The company has taken steps to exit unprofitable capacity, as it works to bring down inventories at its customers and its own held finished product. Meanwhile, Clearwater’s paperboard segment is benefitting from strong demand and better pricing dynamics, which is partially moderating softer results in its consumer tissue segment. Paya Holdings Inc. came public via a SPAC transaction, which resulted in the shares being less well known by public investors relative to a traditional IPO. Consequently, the shares trade at a discount to peers despite faster revenue growth and comparable margins. The shares underperformed following the completion of a secondary offering in March.

CRM Small/Mid Cap Value Fund returned 68.26% and 67.80% for the Institutional and Investor Share classes, respectively, in the period, as compared to 63.23% and 57.79% for the Russell 2500™ Value Index and the Russell

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2500™ Index, respectively2. Key drivers of strong absolute performance, and relative outperformance versus both benchmarks, in the Fund during the period were stock selection in the Industrials and Financials sectors. Individual holdings that were leading contributors to performance included (i) Sunrun, Inc., the leading residential solar installer in the U.S.; (ii) American Financial Group, Inc. a diversified insurer; and (iii) Valmont Industries, a leading company in utility and wireless infrastructure, as well as irrigation systems for agriculture. Sunrun announced the acquisition of Vivint Solar during the period. American Financial Group reported first quarter 2021 earnings that were better than expected, featuring stronger underwriting profit margins, healthy pricing, and solid premium growth. The company also closed on the sale of its Annuity business and announced a larger-than-expected special dividend with a portion of the sale proceeds. Valmont Industries reported stronger quarterly results during the period following greater optimism over its irrigation business as farmer incomes inflected positively amidst higher commodity prices. The company also recognized revenues on a key Middle East contract tied to food security.

Individual holdings that negatively affected performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Webster Financial Corporation, a regional bank based in the Northeast; and (iii) TreeHouse Foods, Inc., the leading U.S. private label food manufacturer. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020 as well as management’s lack of providing 2021 guidance, which continued to depress investor interest in the company. Webster Financial Corporation came under some near-term pressure following the April 2021 announcement that it would be acquiring Sterling Bancorp., a regional bank similarly based in the Northeast. Typically, bank stocks engaging in acquisitions tend to underperform in the period from deal announcement until deal closure (expected in 4Q21) as the market digests potential integration risk. Treehouse Foods underperformed as more defensive names underperformed other more pro-cyclical areas of the market. In addition, given weaker private label category performance relative to branded within packaged food, Treehouse’s private label categories began to lose share, adding to concerns the company would not be able to accelerate its relatively poor organic growth performance over the next year or two.

CRM Mid Cap Value Fund returned 54.44% and 54.09% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 53.06% and 49.80% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively3. Strong stock selection in most sectors contributed to the Fund’s relative outperformance versus both indices, and strong absolute performance. Stock selection in the Materials and Real Estate sectors acted as a slight headwind to performance. Individual holdings that contributed positively to performance during the period included (i) American Financial Group, Inc., a diversified insurer;

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(ii) Envista Holdings Corporation, a provider of dental consumables, equipment, and services to dental professionals; and (iii) LKQ Corporation., a distributor for aftermarket automotive parts. American Financial Group reported first quarter 2021 earnings that were better than expected, featuring stronger underwriting profit margins, healthy pricing, and solid premium growth. The company also closed on the sale of its Annuity business and announced a larger-than-expected special dividend with a portion of the sale proceeds. Global dental volumes continued to sequentially improve from the April 2020 trough period. Domestically, volumes remain below the prior year period, but Envista’s profits outperformed expectations as improving mix and managing costs brought profits closer to prior year results. Several dental industry peers have similarly reported improved profitability results, as dental offices have remained open during the COVID-19 surges. Results in categories where Envista has been making investments were also above expectations, in infection prevention products and clear aligners, which are additive to sustainable growth and margins. Longer term revenue targets were also raised, as the company exited lower growth segments and products. LKQ Corporation saw continued improvement in many of its geographies from a product demand perspective. The company’s Specialty segment continued to grow above expectations, as elevated aftermarket recreational vehicle parts demand continued.

Holdings that detracted from Fund performance during the fiscal year included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Mohawk Industries, Inc., a U.S. flooring manufacturer; and (iii) Webster Financial Corporation., a regional bank based in the Northeast. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020 as well as management’s lack of providing 2021 guidance, which continued to depress investor interest in the company. Mohawk Industries traded down amid the release of a detailed research report highlighting alleged aggressive accounting practices. In addition, the company reported it received subpoenas from the U.S. Attorney’s Office and SEC over related allegations. We sold the stock in the first half of the fiscal year as these events called into question the recovery from self-inflicted execution mistakes over the last few years and housing related earnings recovery potential. Webster Financial Corporation came under some near-term pressure following the April 2021 announcement that it would be acquiring Sterling Bancorp., a regional bank similarly based in the Northeast. Typically, bank stocks engaging in acquisitions tend to underperform in the period from deal announcement until deal closure (expected in 4Q21) as the market digests potential integration risk.

CRM All Cap Value Fund returned 54.66% and 54.42% for the Institutional and Investor Share classes, respectively, during the period, as compared to 45.40% and 44.16% for the Russell 3000® Value Index and the Russell 3000® Index, respectively4. Strong performance in the Fund during the period was due to positive stock selection in the Energy, Information Technology, Health Care,

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and Consumer Discretionary sectors. Stock selection in the Materials sector was a slight headwind to performance Leading contributors to Fund performance were (i) American Financial Group, Inc., a diversified insurer; (ii) Valmont Industries, Inc., a manufacturer of poles and towers for infrastructure, communications, and utility end-markets as well as agricultural irrigation equipment; and (iii) BankUnited, Inc., a regional bank based in Florida and New York. American Financial Group reported first quarter 2021 earnings that were better than expected, featuring stronger underwriting profit margins, healthy pricing, and solid premium growth. The company also closed on the sale of its Annuity business and announced a larger-than-expected special dividend with a portion of the sale proceeds. Valmont Industries reported stronger quarterly results during the period following greater optimism over its irrigation business as farmer incomes inflected positively amidst higher commodity prices. The company also recognized revenues on a key Middle East contract tied to food security. BankUnited reported better-than-expected third quarter 2020 and fourth quarter 2020 earnings due to improved credit quality. In addition, the company guided to a stabilizing net interest margin given its ability to lower deposit costs. Finally, the company continued to make solid progress on implementing cost savings from its BankUnited 2.0 profitability initiative.

Individual holdings that negatively impacted performance included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Qualcomm Inc., the leading provider of wireless communication technology to enterprises and consumers globally; and (iii) Webster Financial Corporation, a regional bank based in the Northeast. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020 as well as management’s lack of providing 2021 guidance, which continued to depress investor interest in the company. Qualcomm underperformed during the fiscal year as the communications industry is in the early stages of adopting 5G, the latest wireless standard. While the transition is well understood, we believe investor appreciation for its cadence is vastly misunderstood. In addition, the well-documented semiconductor shortage is causing the transition to elongate as supply is constrained. Investors misinterpreted slower growth early in 2021 as a reflection for 5G demand peaking. Webster Financial Corporation came under some near-term pressure following the April 2021 announcement that it would be acquiring Sterling Bancorp., a regional bank similarly based in the Northeast. Typically, bank stocks engaging in acquisitions tend to underperform in the period from deal announcement until deal closure (expected in 4Q21) as the market digests potential integration risk.

CRM Long/Short Opportunities Fund returned 19.49% in the fiscal year versus 40.79% for the S&P 500® Index5. During the fiscal year ended June 30, 2021, our long book contributed to overall performance with strong contribution from most sectors, particularly Industrials and Consumer Discretionary. The Fund’s short book detracted from performance with the majority of negative contribution coming

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from Industrials, Information Technology, and Consumer Discretionary. In terms of exposure during the period, the Fund averaged approximately 101% gross long, 48% gross short, and 53% net long.

The top contributors in the long portfolio were (i) Sunrun, Inc., the leading residential solar installer in the U.S.; (ii) branded apparel company, G-III Apparel Group, Ltd.; and (iii) Valmont Industries, Inc., a manufacturer of poles and towers for infrastructure, communications, and utility end-markets as well as agricultural irrigation equipment. Sunrun announced the acquisition of Vivint Solar during the period. G-III Apparel Group responded positively to vaccine news throughout November as well as a better-than-expected third quarter 2020 earnings report. The company continued to post better-than-expected earnings as a result of aggressive cost mitigation in 2020 and a measured recovery of revenues. Importantly, GIII completed the exit of its money-losing retail business in the fourth quarter of 2020. Valmont Industries reported stronger quarterly results during the period following greater optimism over its irrigation business as farmer incomes inflected positively amidst higher commodity prices. The company also recognized revenues on a key Middle East contract tied to food security.

Top individual names that negatively impacted the long portfolio included (i) MultiPlan Corporation, a healthcare transaction processor focused on reducing waste, fraud, and abuse; (ii) Paya Holdings, Inc., a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments; and (iii) Clearwater Paper Corporation, a domestic producer of private label consumer paper products, as well as solid bleached sulfate paperboard products. MultiPlan underperformed during the period due to accusations surfacing from a short seller during the fourth quarter 2020 as well as management’s lack of providing 2021 guidance, which continued to depress investor interest in the company. Paya Holdings came public via a SPAC transaction, which resulted in the shares being less well known by public investors relative to a traditional IPO. Consequently, the shares trade at a discount to peers despite faster revenue growth and comparable margins. The shares underperformed following the completion of a secondary offering in March 2021. Clearwater paper suffered during the second half of the fiscal year from the oversupply of consumer bath tissue inventory at its customers, elevated commodity input pressure, and forced production downtime at its facilities. The company has taken steps to exit unprofitable capacity, as it works to bring down inventories at its customers and its own held finished product. Meanwhile, Clearwater’s paperboard segment is benefitting from strong demand and better pricing dynamics, which is partially moderating softer results in its consumer tissue segment.

Our leading short contributors included (i) a linear media company; (ii) a for profit education company; and (iii) a legacy manufacturer of 3D printing equipment and a service provider to additive manufacturing customers. A linear media company with

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a nascent OTT offering agreed to combine with the vast media portfolio of a telecom conglomerate, which we viewed negatively. This Newco takes the traditional business of high margin, programmed content aimed at a core base of aficionados to a more far flung global business that now includes sports programming, theatrical releases, and subscription media offerings that pit them more closely against Netflix, Disney, and Comcast. This merger also increases the leverage profile of the business and makes the business too large to be an acquisition target itself. A for profit education company is subject to higher regulatory scrutiny from the U.S. Department of Education, as well as operating challenges from a slower enrollment and higher marketing cost profile. A legacy manufacturer of 3D printing equipment and a service provider to additive manufacturing customers, saw its stock pressured as several new companies came public in the additive manufacturing space with aggressive plans to target printing for production environments.

The top detractors in the short portfolio were (i) an enterprise software company; (ii) a solar inverter company; and (iii) a leading LED manufacturer. An enterprise software company became the target of speculative retail frenzy early in the year, pushing the share price to stratospheric levels. We exited our position due to the nature of the speculative bubble. A leading solar inverter company appreciated despite significantly lowering fourth quarter 2020 guidance and announcing further delays in its storage product. Even with this news, clean energy ETFs and retail investors purchased the stock indiscriminately. A leading LED manufacturer appreciated on higher guidance provided for 2021 that we believe to be largely transitory as inventories are restocked, price increases are inflated due to the absence of competitive Chinese product in the key U.S. market, and as cost pressures catch up to results in late 2021 and through 2022.

Sincerely,

Ronald H. McGlynn
Trustee and President, CRM Mutual Fund Trust

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1Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

2Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

3Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

4Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

5S&P 500® Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. The information contained herein is not a complete analysis of every aspect of any market, industry, security, or Fund. Opinions expressed herein are as of June 30, 2021 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values or that the investment has not been undervalued by the market. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

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The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2021

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000® Index and Russell 2000® Value Index. The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000® Index and Russell 2000® Value Index1

CRM Funds
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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2021

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small Cap Value Fund - Investor Shares	55.36%	10.59%	8.97%
Russell 2000® Index	62.03%	16.47%	12.34%
Russell 2000® Value Index	73.28%	13.62%	10.85%

Expense Ratio (per prospectus dated 10/28/20) — 1.17%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM SMALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2021

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000® Index and Russell 2000® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small Cap Value Fund - Institutional Shares	55.68%	10.85%	9.22%
Russell 2000® Index	62.03%	16.47%	12.34%
Russell 2000® Value Index	73.28%	13.62%	10.85%

Expense Ratio (per prospectus dated 10/28/20) — 0.93%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2021

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500™ Index and Russell 2500™ Value Index. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500™ Index and Russell 2500™ Value Index1

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2021

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small/Mid Cap Value Fund - Investor Shares	67.80%	15.23%	11.19%
Russell 2500TM Index	57.79%	16.35%	12.86%
Russell 2500TM Value Index	63.23%	12.29%	10.93%

Expense Ratio (per prospectus dated 10/28/20) — 1.18%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM SMALL/MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2021

CRM Small/Mid Cap Value Fund — Institutional Shares vs.
Russell 2500™ Index and Russell 2500™ Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Small/Mid Cap Value - Institutional Shares	68.26%	15.49%	11.44%
Russell 2500® Index	57.79%	16.35%	12.86%
Russell 2500® Value Index	63.23%	12.29%	10.93%

Expense Ratio (per prospectus dated 10/28/20) — 0.96%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
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CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2021

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap® Index and Russell Midcap® Value Index. The Russell Midcap® Index measures the performance of 800 of the smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap® Index and Russell Midcap® Value Index1

CRM Funds
17

CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2021

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Mid Cap Value Fund - Investor Shares	54.09%	14.14%	11.33%
Russell Midcap® Index	49.80%	15.62%	13.24%
Russell Midcap® Value Index	53.06%	11.79%	11.75%

Expense Ratio (per prospectus dated 10/28/20) — 1.17%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
18

CRM FUNDS CRM MID CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2021

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap® Index and Russell Midcap® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Mid Cap Value - Institutional Shares	54.44%	14.37%	11.56%
Russell Midcap® Index	49.80%	15.62%	13.24%
Russell Midcap® Value Index	53.06%	11.79%	11.75%

Expense Ratio (per prospectus dated 10/28/20) — 0.97%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
19

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2021

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000® Index and the Russell 3000® Value Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000® Index and Russell 3000® Value Index1

CRM Funds
20

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2021

	Average Annual Total Returns
	1 Year	5 Years	10 Years
All Cap Value Fund - Investor Shares[2]	54.42%	12.31%	9.95%
Russell 3000® Index	44.16%	17.89%	14.70%
Russell 3000® Value Index	45.40%	11.99%	11.54%

Expense Ratios (per prospectus dated 10/28/20) — Gross: 1.51% Net: 1.46%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.45% of average daily net assets of the share class. The expense limitation agreement is in effect until November 1, 2021 and the Board has approved the renewal of the agreement for an additional year until November 1, 2022.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
21

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Continued) June 30, 2021

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000® Index and Russell 3000® Value Index1

	Average Annual Total Returns
	1 Year	5 Years	10 Years
All Cap Value Fund - Intitutional Shares[2]	54.66%	12.56%	10.21%
Russell 3000® Index	44.16%	17.89%	14.70%
Russell 3000® Value Index	45.40%	11.99%	11.54%

Expense Ratios (per prospectus dated 10/28/20 - Gross: 1.26% Net: 1.21%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.20% of average daily net assets of the share class. The expense limitation agreement is in effect until November 1, 2021 and the Board has approved the renewal of the agreement for an additional year until November 1, 2022.

CRM Funds
22

CRM FUNDS CRM ALL CAP VALUE FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2021

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
23

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND COMPARISON OF CHANGE IN VALUE (Unaudited) June 30, 2021

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500® Index. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs.
S&P 500® Index1

CRM Funds
24

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded) June 30, 2021

	Average Annual Total Returns
	1 Year	Since Inception[3]
Long/Short Opportunities Fund - Institutional Shares[2]	19.49%	5.54%
S&P 500® Index	40.79%	17.19%

Expense Ratios (per prospectus dated 10/28/20) — Gross: 3.04% Net: 2.96%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation agreement is in effect until November 1, 2021 and the Board has approved the renewal of the agreement for an additional year until November 1, 2022.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
25

CRM FUNDS EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2021 through June 30, 2021). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2021 to June 30, 2021 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2021.

The Expense Tables below illustrate your Fund’s expenses in two ways.

●

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

●

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by

CRM Funds
26

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Continued)

other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Six Months Ended June 30, 2021

Expense Table

Fund/Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,180.30	1.12%	$6.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.12%	$5.61

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,181.70	0.88%	$4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.43	0.88%	$4.41

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,222.80	1.13%	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	1.13%	$5.66

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,224.50	0.91%	$5.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	0.91%	$4.56

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,193.40	1.12%	$6.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.24	1.12%	$5.61

CRM Funds
27

CRM FUNDS EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/21	Ending Account Value 06/30/21	Annualized Expense Ratio(1)	Expenses Paid During Period(2)
CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,194.90	0.91%	$4.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	0.91%	$4.56

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,159.30	1.36%	$7.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	1.36%	$6.80

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,160.30	1.10%	$5.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	1.10%	$5.51

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,009.60	2.99%	$14.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.97	2.99%	$14.90

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the most recent one-half year period).

CRM Funds
28

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS
June 30, 2021

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund- Sector Allocation
Common Stock
Financials	23.3%
Industrials	22.0
Consumer Discretionary	18.1
Real Estate	8.5
Technology	8.4
Materials	4.6
Energy	3.6
Consumer Staples	3.5
Utilities	3.0
Health Care	2.0
Communications	1.8
Short-Term Investments	1.2
100.0%

CRM Small/Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	25.7%
Financials	17.1
Consumer Discretionary	14.1
Materials	8.7
Technology	7.8
Health Care	6.8
Energy	5.9
Consumer Staples	4.2
Real Estate	4.2
Utilities	3.0
Short-Term Investments	2.5
100.0%

CRM Mid Cap Value Fund- Sector Allocation
Common Stock
Industrials	23.1%
Financials	13.7
Technology	12.9
Consumer Discretionary	11.9
Health Care	9.2
Materials	8.7
Utilities	6.1
Energy	4.9
Real Estate	3.1
Consumer Staples	1.5
Short-Term Investments	4.9
100.0%

CRM All Cap Value Fund- Sector Allocation
Common Stock
Financials	20.8%
Industrials	19.8
Technology	15.8
Consumer Discretionary	14.4
Health Care	9.5
Energy	4.8
Materials	4.4
Consumer Staples	2.5
Real Estate	2.3
Communications	2.3
Utilities	2.0
Short-Term Investments	1.4
100.0%

CRM Funds
29

CRM FUNDS DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following tables present a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund- Sector Allocation
Common Stock
Consumer Discretionary	24.7%
Industrials	21.1
Technology	15.4
Health Care	8.3
Financials	7.2
Energy	5.8
Communications	5.1
Utilities	3.4
Consumer Staples	3.3
Materials	2.0
Short-Term Investments	3.5
Common Stock Sold Short
Utilities	(0.6)
Energy	(0.7)
Financials	(0.3)
Health Care	(1.2)
Communications	(4.0)
Technology	(5.8)
Industrials	(7.6)
Consumer Staples	(9.1)
Consumer Discretionary	(9.2)
61.3%

Portfolio holdings are subject to change at any time.

CRM Funds
30

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Value
COMMON STOCK — 98.6%
Communications — 1.8%
Telecommunications — 1.8%
416,995	Vonage Holdings Corp.[1]	$6,008,898
Consumer Discretionary — 18.1%
Apparel & Textile Products — 3.9%
302,138	Steven Madden Ltd.	13,221,559
Consumer Services — 3.5%
1,280,123	Regis Corp.[1]	11,981,951
Home Construction — 4.2%
252,814	JELD-WEN Holding, Inc.[1]	6,638,896
140,334	Skyline Champion Corp.[1]	7,479,802
		14,118,698
Leisure Facilities & Services — 2.1%
143,109	BJ’s Restaurants, Inc.[1]	7,032,376
Wholesale - Discretionary — 4.4%
450,986	G-III Apparel Group Ltd.[1]	14,819,400
Total Consumer Discretionary		61,173,984
Consumer Staples — 3.5%
Beverages — 2.5%
505,469	Primo Water Corp.	8,456,496

Household Products — 1.0%
116,800	Clearwater Paper Corp.[1]	3,383,696
Total Consumer Staples		11,840,192
Energy — 3.6%
Oil & Gas Services & Equipment — 3.6%
467,554	ChampionX Corp.[1]	11,992,760
Financials — 23.2%
Banking — 18.2%
150,947	Amalgamated Financial Corp.	2,359,302
315,860	Associated Banc-Corp.	6,468,813
269,754	BancorpSouth Bank	7,642,131
179,707	BankUnited, Inc.	7,671,692

Shares		Value
Financials — (continued)
Banking — (continued)
344,904	Central Pacific Financial Corp.	$8,988,198
305,106	Great Western Bancorp, Inc.	10,004,426
278,723	Hancock Whitney Corporation	12,386,450
413,336	Investors Bancorp, Inc.	5,894,171
		61,415,183
Institutional Financial Services — 0.8%
46,883	Moelis & Co., Class A	2,667,174
Insurance — 2.7%
246,400	James River Group Holdings, Ltd.	9,244,928
Specialty Finance — 1.5%
89,422	Stewart Information Services Corp.	5,069,333
Total Financials		78,396,618
Health Care — 2.0%
Medical Equipment & Devices — 2.0%
157,750	Envista Holdings Corp.[1]	6,816,378
Industrials — 21.9%
Aerospace & Defense — 6.1%
191,880	Barnes Group, Inc.	9,833,850
213,177	Kaman Corp.	10,744,121
		20,577,971
Commercial Support Services — 3.4%
122,157	Clean Harbors, Inc.[1]	11,377,703
Electrical Equipment — 3.7%
207,505	SPX Corp.[1]	12,674,405
Industrial Intermediate Products — 3.5%
50,104	Valmont Industries, Inc.	11,827,049
Industrial Support Services — 1.9%
70,832	Applied Industrial Technologies, Inc.	6,449,962

See accompanying notes to financial statements.	CRM Funds
31

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Industrials — (continued)
Transportation & Logistics — 3.3%
183,484	Kirby Corp.[1]	$11,126,470
Total Industrials		74,033,560
Materials — 4.6%
Chemicals — 4.6%
113,758	Ferro Corp.[1]	2,453,760
94,078	HB Fuller Co.	5,984,302
35,030	Rogers Corp.[1]	7,034,024
Total Materials		15,472,086
Real Estate — 8.5%
REIT — 8.5%
294,355	American Assets Trust, Inc.	10,976,498
223,467	Corporate Office Properties Trust	6,254,841
276,351	Urban Edge Properties	5,278,304
334,459	Xenia Hotels & Resorts, Inc.[1]	6,264,417
Total Real Estate		28,774,060
Technology — 8.4%
Software — 2.8%
87,029	Agilysys, Inc.[1]	4,949,339
58,232	Envestnet, Inc.[1]	4,417,480
		9,366,819
Technology Services — 5.6%
140,577	Open Lending Corp.[1]	6,057,463
869,894	PAE, Inc.[1]	7,742,056
464,851	Paya Holdings, Inc.[1]	5,122,658
		18,922,177
Total Technology		28,288,996
Utilities — 3.0%
Electric Utilities — 2.1%
107,357	Black Hills Corp.	7,045,840
Gas & Water Utilities — 0.9%
50,960	SJW Group	3,225,768
Total Utilities		10,271,608
TOTAL COMMON STOCK (Cost $256,120,949)		333,069,140

Shares		Value
SHORT-TERM INVESTMENTS — 1.2%
2,011,219	Blackrock Liquity Funds T-Fund, Institutional Series, 0.01%[2]	$2,011,219
2,011,216	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[2]	2,011,216
TOTAL SHORT-TERM INVESTMENTS (Cost $4,022,435)		4,022,435

TOTAL INVESTMENTS — 99.8% (Cost $260,143,384)		337,091,575
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		627,175
NET ASSETS — 100.0%		$337,718,750

See accompanying notes to financial statements.	CRM Funds
32

CRM FUNDS CRM SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2021

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$333,069,140	$—	$—	$333,069,140
Short-Term Investments	4,022,435	—	—	4,022,435
Total	$337,091,575	$—	$—	$337,091,575

There were no transfers into or out of Level 3 related to securities held at June 30, 2021.

[1]	Non-income producing security.
[2]	Rate disclosed is the seven day effective yield as of June 30, 2021.

See accompanying notes to financial statements.	CRM Funds
33

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Value
COMMON STOCK — 97.6%
Consumer Discretionary — 14.1%
Home Construction — 2.1%
126,643	Skyline Champion Corp.[1]	$6,750,072
Leisure Facilities & Services — 1.4%
28,711	Marriott Vacations Worldwide Corp.[1]	4,573,662
Retail - Discretionary — 2.2%
10,067	RH1	6,835,493
Wholesale - Discretionary — 8.4%
401,243	G-III Apparel Group Ltd.[1]	13,184,846
264,006	LKQ Corp.[1]	12,994,375
		26,179,221
Total Consumer Discretionary		44,338,448
Consumer Staples — 4.2%
Beverages — 2.7%
499,846	Primo Water Corp.[2]	8,362,424
Food — 1.5%
168,556	Nomad Foods Ltd.[1]	4,765,078
Total Consumer Staples		13,127,502
Energy — 5.9%
Oil & Gas Producers — 2.2%
42,628	Pioneer Natural Resources Co.	6,927,903
Oil & Gas Services & Equipment — 2.5%
303,654	ChampionX Corp.[1]	7,788,724
Renewable Energy — 1.2%
66,924	Sunrun, Inc.[1]	3,733,021
Total Energy		18,449,648
Financials — 17.2%
Banking — 7.0%
181,205	BancorpSouth Bank	5,133,538
259,326	Great Western Bancorp, Inc.	8,503,299
153,724	Webster Financial Corp.	8,199,638
		21,836,475
Financials — (continued)
Insurance — 10.2%
99,721	American Financial Group, Inc.	$12,437,203
30,993	Assurant, Inc.	4,840,487
238,528	James River Group Holdings, Ltd.	8,949,571
77,107	W.R. Berkley Corp.	5,739,074
		31,966,335
Total Financials		53,802,810
Health Care — 6.8%
Health Care Facilities & Services — 2.4%
351,204	Ortho Clincial Diagnostics Holdings PLC[1,3]	7,519,278
Medical Equipment & Devices — 4.4%
6,956	Bio-Rad Laboratories, Inc., Class A1	4,481,681
215,353	Envista Holdings Corp.[1]	9,305,403
		13,787,084
Total Health Care		21,306,362
Industrials — 25.7%
Aerospace & Defense — 4.4%
193,438	Kaman Corp.	9,749,275
9,389	Teledyne Technologies, Inc.[1]	3,932,395
		13,681,670
Commercial Support Services — 4.9%
95,495	Clean Harbors, Inc.[1]	8,894,404
133,445	Terminix Global Holdings, Inc.[1]	6,366,661
		15,261,065
Electrical Equipment — 5.7%
429,287	Hayward Holdings, Inc.[1,2]	11,170,047
214,276	nVent Electric PLC[3]	6,693,982
		17,864,029

See accompanying notes to financial statements.	CRM Funds
34

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Industrials — (continued)
Industrial Intermediate Products — 3.6%
47,845	Valmont Industries, Inc.	$11,293,812
Industrial Support Services — 1.6%
56,485	Applied Industrial Technologies, Inc.	5,143,524
Machinery — 2.7%
63,688	Regal-Beloit Corp.	8,502,985
Transportation & Logistics — 2.8%
144,128	Kirby Corp.[1]	8,739,922

Total Industrials		80,487,007
Materials — 8.7%
Chemicals — 4.7%
81,486	Ashland Global Holdings, Inc.	7,130,025
87,024	RPM International, Inc.	7,717,289
		14,847,314
Construction Materials — 4.0%
29,222	Carlisle Cos., Inc.	5,592,506
47,636	Eagle Materials, Inc.	6,769,552
		12,362,058
Total Materials		27,209,372
Real Estate — 4.2%
REIT — 4.2%
196,712	American Assets Trust, Inc.	7,335,390
205,614	Corporate Office Properties Trust	5,755,136
Total Real Estate		13,090,526
Technology — 7.8%
Software — 5.7%
242,917	Clarivate PLC[1,3]	6,687,505
29,376	PTC, Inc.[1]	4,149,654
165,768	Tenable Holdings, Inc.[1]	6,854,507
		17,691,666
Technology — (continued)
Technology Services — 2.1%
701,520	Multiplan Corp.[1,2]	$6,678,470
Total Technology		24,370,136
Utilities — 3.0%
Electric Utilities — 1.0%
50,904	Black Hills Corp.	3,340,830
Gas & Water Utilities — 2.0%
251,274	Nisource, Inc.	6,156,213
Total Utilities		9,497,043
TOTAL COMMON STOCK (Cost $202,278,435)		305,678,854

SHORT-TERM INVESTMENTS — 2.5%
3,963,432	BlackRock Liquidity Funds T-Fund, Institutional Series, 0.01%[4]	3,963,432
3,963,433	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	3,963,433
TOTAL SHORT-TERM INVESTMENTS (Cost $7,926,865)		7,926,865
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 100.1% (Cost $210,205,300)		313,605,719

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 4.2%
TIME DEPOSITS — 2.0%
550,000	Australia & New Zealand, 0.07%, 7/1/2021	550,000
580,000	Barclays Bank PLC, 0.10%, 7/1/2021	580,000
550,000	BNP Paribas, 0.06%, 7/1/2021	550,000

See accompanying notes to financial statements.	CRM Funds
35

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
TIME DEPOSITS — (continued)
420,000	Canadian Imperial Bank of Canada, 0.05%, 7/1/2021	$420,000
580,000	Credit Agricole CIB, 0.06%, 7/1/2021	580,000
370,000	DNB Bank ASA, 0.03%, 7/1/2021	370,000
540,000	Landesbank Baden-Wurttemberg, 0.05%, 7/1/2021	540,000
580,000	Mizuho Bank Ltd., 0.08%, 7/1/2021	580,000
580,000	National Australia Bank, 0.05%, 7/1/2021	580,000
570,000	Royal Bank of Canada, 0.04%, 7/1/2021	570,000
530,000	Skandinaviska Enskilda, 0.03%, 7/1/2021	530,000
580,000	Svenska Handelsbanken, 0.03%, 7/1/2021	580,000
TOTAL TIME DEPOSITS		6,430,000

MONEY MARKET FUNDS — 1.9%
1,186,000	BlackRock Liquidity FedFund	1,186,000
952,000	Federated Government Obligations Fund	952,000
880,000	Goldman Sachs Financial Square Government Fund	880,000
952,000	Invesco Short-Term Investment Trust Government & Agency Portfolio	952,000
1,030,000	JPMorgan US Government Money Market Fund	1,030,000
820,000	Morgan Stanley Institutional Liquidity Funds	820,000
TOTAL MONEY MARKET FUNDS		5,820,000

Principal		Value
REPURCHASE AGREEMENTS— 0.3%
$932,284	With TD Securities USA, LLC.: at 0.05%, dated 6/30/21, to be repurchased on 7/1/21, repurchase price $932,285 (collateralized by US Treasury Securities, par values ranging from $84,369 - $266,909, coupon rates ranging from 0.13% to 2.63%, 9/30/21 - 2/29/24; Total Market Value $950,930)	$932,284
TOTAL REPURCHASE AGREEMENTS		932,284
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES – (Cost $13,182,284)		13,182,284

TOTAL INVESTMENTS — 104.3% (Cost $223,387,584)		326,788,003	[5]
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.3)%		(13,562,735)
NET ASSETS — 100.0%		$313,225,268

See accompanying notes to financial statements.	CRM Funds
36

CRM FUNDS CRM SMALL/MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2021

A Summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows (See Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$305,678,854	—	—	$305,678,854
Short-Term Investments	7,926,865	—	—	7,926,865
Short-Term Investments Held As Collateral For Loaned Securities	5,820,000	$7,362,284	—	13,182,284
Total	$319,425,719	$7,362,284	—	$326,788,003

There were no transfers into or out of Level 3 related to securities held at June 30, 2021.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC – Public Limited Company
[4]	Rate disclosed is the seven day effective yield as of June 30, 2021.
[5]

At June 30, 2021, the market value of securities on loan for CRM Small/Mid Cap Value Fund was $13,134,738. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
37

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Value
COMMON STOCK — 97.0%
Consumer Discretionary — 12.1%
Apparel & Textile Products — 3.8%
384,824	Steven Madden Ltd.	$16,839,898
Leisure Facilities & Services — 1.5%
40,140	Marriott Vacations Worldwide Corp.[1]	6,394,302
Retail - Discretionary — 2.0%
243,927	Nordstrom, Inc.[1]	8,920,410
Wholesale - Discretionary — 4.8%
428,889	LKQ Corp.[1]	21,109,917
Total Consumer Discretionary		53,264,527
Consumer Staples — 1.5%
Food — 1.5%
236,666	Nomad Foods Ltd.[1]	6,690,548
Energy — 5.0%
Oil & Gas Producers — 2.1%
57,805	Pioneer Natural Resources Co.	9,394,469
Oil & Gas Services & Equipment — 2.9%
495,887	ChampionX Corp.[1]	12,719,501
Total Energy		22,113,970
Financials — 14.0%
Banking — 3.9%
255,709	BancorpSouth Bank	7,244,236
187,877	Webster Financial Corp.	10,021,359
		17,265,595
Institutional Financial Services — 2.7%
142,731	State Street Corp.	11,743,907
Insurance — 7.4%
140,500	American Financial Group, Inc.	17,523,161
43,196	Assurant, Inc.	6,746,351
110,294	W.R. Berkley Corp.	8,209,182
		32,478,694
Total Financials		61,488,196
Health Care — 9.4%
Health Care Facilities & Services — 2.4%
498,275	Ortho Clincial Diagnostics Holdings PLC1,2	$10,668,068
Medical Equipment & Devices — 7.0%
281,145	Avantor, Inc.[1]	9,983,459
9,692	Bio-Rad Laboratories, Inc., Class A1	6,244,459
331,531	Envista Holdings Corp.[1]	14,325,454
		30,553,372
Total Health Care		41,221,440
Industrials — 23.6%
Aerospace & Defense — 3.6%
14,091	Teledyne Technologies, Inc.[1]	5,901,734
81,000	Woodward, Inc.	9,953,280
		15,855,014
Commercial Support Services — 2.0%
187,508	Terminix Global Holdings, Inc.[1]	8,946,007
Electrical Equipment — 9.6%
69,245	AMETEK, Inc.	9,244,208
607,490	Hayward Holdings, Inc.[1,3]	15,806,889
298,501	nVent Electric PLC[2]	9,325,170
94,614	Otis Worldwide Corp.	7,736,587
		42,112,854
Industrial Intermediate Products — 3.6%
67,735	Valmont Industries, Inc.	15,988,846
Industrial Support Services — 1.9%
90,745	Applied Industrial Technologies, Inc.	8,263,240
Machinery — 2.9%
93,495	Regal-Beloit Corp.	12,482,517

Total Industrials		103,648,478

See accompanying notes to financial statements.	CRM Funds
38

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Materials — 8.9%
Chemicals — 7.1%
91,370	Ashland Global Holdings, Inc.	$7,994,875
246,431	Corteva, Inc.	10,929,215
137,868	RPM International, Inc.	12,226,134
		31,150,224
Construction Materials — 1.8%
40,884	Carlisle Cos., Inc.	7,824,380
Total Materials		38,974,604
Real Estate — 3.2%
REIT — 3.2%
138,175	American Assets Trust, Inc.	5,152,546
190,818	Highwoods Properties, Inc.	8,619,249
Total Real Estate		13,771,795
Technology — 13.1%
Semiconductors — 2.6%
75,365	Microchip Technology, Inc.	11,285,155
Software — 5.8%
408,783	Clarivate PLC[1,2]	11,253,796
40,957	PTC, Inc.[1]	5,785,586
205,322	Tenable Holdings, Inc.[1]	8,490,065
		25,529,447
Technology Services — 4.7%
42,063	Morningstar, Inc.	10,814,818
1,043,356	Multiplan Corp.[1,3]	9,932,749
		20,747,567
Total Technology		57,562,169
Utilities — 6.2%
Electric Utilities — 2.1%
139,422	Black Hills Corp.	9,150,266
Utilities — (continued)
Gas & Water Utilities — 4.1%
75,347	Atmos Energy Corp.	$7,241,600
446,975	Nisource, Inc.	10,950,888
		18,192,488
Total Utilities		27,342,754
TOTAL COMMON STOCK (Cost $287,064,558)		426,078,481

SHORT-TERM INVESTMENTS — 5.0%
10,870,220	BlackRock Liquidity Funds T-Fund, Institutional Series, 0.01%[4]	10,870,220
10,870,221	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	10,870,221
TOTAL SHORT-TERM INVESTMENTS (Cost $21,740,441)		21,740,441

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES – 102.0% (Cost $308,804,999)		447,818,922

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 5.8%
TIME DEPOSITS — 3.3%
1,070,000	Australia & New Zealand, 0.07%, July 1, 2021	1,070,000
1,140,000	Barclays Bank PLC, 0.10%, July 1, 2021[2]	1,140,000
1,080,000	BNP Paribas, 0.06%, July 1, 2021	1,080,000
830,000	Canadian Imperial Bank of Canada, 0.05%, July 1, 2021	830,000

See accompanying notes to financial statements.	CRM Funds
39

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
TIME DEPOSITS — (continued)
1,140,000	Credit Agricole CIB, 0.06%, July 1, 2021	$1,140,000
1,090,000	DNB Bank ASA, 0.03%, July 1, 2021	1,090,000
850,000	DZ Bank AG, 0.03%, July 1, 2021	850,000
1,050,000	Landesbank Baden-Wurttemberg, 0.05%, July 1, 2021	1,050,000
1,140,000	Mizuho Bank Ltd., 0.08%, July 1, 2021	1,140,000
1,140,000	National Australia Bank, 0.05%, July 1, 2021	1,140,000
1,110,000	Royal Bank of Canada, 0.04%, July 1, 2021	1,110,000
1,040,000	Skandinaviska Enskilda, 0.03%, July 1, 2021	1,040,000
590,000	Societe Generale SA, 0.07%, July 1, 2021	590,000
1,130,000	Svenska Handelsbanken, 0.03%, July 1, 2021	1,130,000
TOTAL TIME DEPOSITS (Cost $14,400,000)		14,400,000

MONEY MARKET FUNDS — 1.8%
2,104,000	BlackRock Liquidity FedFund	2,104,000
639,000	Federated Government Obligations Fund	639,000
499,000	Goldman Sachs Financial Square Government Fund	499,000
2,189,000	Invesco Short-Term Investment Trust Government & Agency Portfolio	2,189,000
1,539,000	JPMorgan US Government Money Market Fund	1,539,000
MONEY MARKET FUNDS — (continued)
990,000	Morgan Stanley Institutional Liquidity Funds	$990,000
TOTAL MONEY MARKET FUNDS (Cost $7,960,000)		7,960,000

Principal
REPURCHASE AGREEMENTS — 0.7%
$3,237,968	With Citibank: at 0.05%, dated 6/30/21, to be repurchased on 7/1/21, repurchase price $3,237,973 (collateralized by US Treasury Securities, par values ranging from $1 - $1,204,509, coupon rates ranging from 0.00% to 7.25%, 7/31/21 - 2/15/51; Total Market Value $3,302,727)	3,237,968
TOTAL REPURCHASE AGREEMENTS (Cost $3,237,968)		3,237,968

TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $25,597,968)		25,597,968

TOTAL INVESTMENTS — 107.8% (Cost $334,402,967)		473,416,890	[5]
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(34,359,104)
NET ASSETS — 100.0%		$439,057,786

See accompanying notes to financial statements.	CRM Funds
40

CRM FUNDS CRM MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2021

A Summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows (See Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$426,078,481	—	—	$426,078,481
Short-Term Investments	21,740,441	—	—	21,740,441
Short-Term Investments Held As Collateral For Loaned Securities	7,960,000	$17,637,968	—	25,597,968
Total	$455,778,922	$17,637,968	—	$473,416,890

There were no transfers into or out of Level 3 related to securities held at June 30, 2021.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of June 30, 2021.
[5]

At June 30, 2021, the market value of securities on loan for CRM Mid Cap Value Fund was $25,739,639. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is no the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
41

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Value
COMMON STOCK — 97.2%
Communications — 2.2%
Telecommunications — 2.2%
42,394	Vonage Holdings Corp.[1]	$610,898
Consumer Discretionary — 14.2%
Apparel & Textile Products — 3.2%
19,717	Steven Madden Ltd.	862,816
Home Construction — 1.7%
8,708	Skyline Champion Corp.[1]	464,136
Leisure Facilities & Services — 3.7%
8,793	BJ’s Restaurants, Inc.[1]	432,088
3,662	Marriott Vacations Worldwide Corp.[1]	583,357
		1,015,445
Wholesale - Discretionary — 5.6%
20,121	G-III Apparel Group Ltd.[1]	661,176
17,660	LKQ Corp.[1]	869,225
		1,530,401
Total Consumer Discretionary		3,872,798
Consumer Staples — 2.5%
Beverages — 2.5%
39,993	Primo Water Corp.	669,083
Energy — 4.7%
Oil & Gas Services & Equipment — 3.2%
33,812	ChampionX Corp.[1]	867,278
Renewable Energy — 1.5%
4,370	EnerSys	427,080
Total Energy		1,294,358
Financials — 20.5%
Banking — 7.8%
18,136	Hancock Whitney Corporation	805,963
4,075	JPMorgan Chase & Co.	633,826
12,711	Webster Financial Corp.	678,005
		2,117,794
Financials — (continued)
Institutional Financial Services — 3.5%
11,568	State Street Corp.	$951,815
Insurance — 9.2%
7,685	American Financial Group, Inc.	958,472
18,448	American International Group, Inc.	878,125
4,387	Assurant, Inc.	685,162
		2,521,759
Total Financials		5,591,368
Health Care — 9.4%
Biotech & Pharma — 2.0%
3,333	Johnson & Johnson	549,078
Medical Equipment & Devices — 7.4%
19,276	Avantor, Inc.[1]	684,492
2,476	Danaher Corp.	664,459
15,330	Envista Holdings Corp.[1]	662,409
		2,011,360
Total Health Care		2,560,438
Industrials — 19.5%
Aerospace & Defense — 5.2%
19,979	Kaman Corp.	1,006,942
3,393	Woodward, Inc.	416,932
		1,423,874
Commercial Support Services — 2.1%
12,016	Terminix Global Holdings, Inc.[1]	573,283
Electrical Equipment — 2.5%
21,371	nVent Electric PLC[2]	667,630
Industrial Intermediate Products — 3.6%
4,155	Valmont Industries, Inc.	980,788
Machinery — 1.9%
3,919	Regal-Beloit Corp.	523,226
Transportation & Logistics — 4.2%
19,024	Kirby Corp.[1]	1,153,615
Total Industrials		5,322,416

See accompanying notes to financial statements.	CRM Funds
42

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Materials — 4.3%
Chemicals — 4.3%
6,986	Ashland Global Holdings, Inc.	$611,275
13,047	Corteva, Inc.	578,634
Total Materials		1,189,909
Real Estate — 2.3%
REIT — 2.3%
32,867	Xenia Hotels & Resorts, Inc.[1]	615,599
Technology — 15.6%
Semiconductors — 3.0%
3,367	Microchip Technology, Inc.	504,174
2,117	QUALCOMM, Inc.	302,583
		806,757
Software — 6.6%
21,426	Clarivate PLC[1,2]	589,857
1,104	Microsoft Corp.	299,074
2,649	PTC, Inc.[1]	374,198
13,034	Tenable Holdings, Inc.[1]	538,956
		1,802,085
Technology Hardware — 1.6%
21,361	DZS, Inc.[1]	443,241
Technology Services — 4.4%
73,521	Multiplan Corp.[1,3]	699,920
46,439	Paya Holdings, Inc.[1]	511,758
		1,211,678
Total Technology		4,263,761
Utilities — 2.0%
Electric Utilities — 2.0%
7,434	NextEra Energy, Inc.	544,764
TOTAL COMMON STOCK (Cost $19,347,936)		26,535,392

SHORT-TERM INVESTMENTS — 1.4%
188,688	Blackrock Liquidity Funds T-Fund, Institutional Series, 0.01%[4]	188,688
SHORT-TERM INVESTMENTS — (continued)
188,688	Federated Hermes Treasury Obligations Fund, Institutional Series, 0.01%[4]	$188,688
TOTAL SHORT-TERM INVESTMENTS (Cost $377,376)		377,376
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 98.6% (Cost $19,725,312)		26,912,768

Principal
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES — 1.2%
REPURCHASE AGREEMENTS — 1.2%
$339,640	With HSBC Securities USA, Inc.: at 0.04%, dated 6/30/21, to be repurchased on 7/1/21, repurchase price $339,640 (collateralized by US Treasury Securities, par values ranging from $792 - $159,852, coupon rates ranging from 0.00% to 8.00%, 11/15/21 - 2/15/48; Total Market Value $346,433)	339,640
TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES (Cost $339,640)		339,640

TOTAL INVESTMENTS – 99.8% (Cost $20,064,952)		27,252,408	[5]
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		57,011
NET ASSETS — 100.0%		$27,309,419

See accompanying notes to financial statements.	CRM Funds
43

CRM FUNDS CRM ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2021

A Summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows (See Note 2 in Notes to Financial Statements):

Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Common Stock	$26,535,392	—	—	$26,535,392
Short-Term Investments	377,376	—	—	377,376
Short-Term Investments Held As Collateral For Loaned Securities	—	$339,640	—	339,640
Total	$26,912,768	$339,640	—	$27,252,408

There were no transfers into or out of Level 3 related to securities held at June 30, 2021.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate disclosed is the seven day effective yield as of June 30, 2021.
[5]

At June 30, 2021, the market value of securities on loan for CRM All Cap Value Fund was $349,546. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
44

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS June 30, 2021

Shares		Value
COMMON STOCK — 96.3%
Communications — 5.1%
Entertainment Content — 2.7%
19,756	Walt Disney Company (The)[1]	$3,472,513
Internet Media & Services — 2.4%
1,389	Booking Holdings, Inc.[1]	3,039,256
Total Communications		6,511,769
Consumer Discretionary — 24.7%
Apparel & Textile Products — 3.5%
103,564	Steven Madden Ltd.	4,531,960
Consumer Services — 2.2%
299,936	Regis Corp.[1]	2,807,401
Home Construction — 3.4%
81,077	Skyline Champion Corp.[1]	4,321,404
Leisure Facilities & Services — 4.3%
63,328	BJ’s Restaurants, Inc.[1]	3,111,938
15,522	Marriott Vacations Worldwide Corp.[1]	2,472,655
		5,584,593
Retail — Discretionary — 3.1%
52,489	Nordstrom, Inc.[1]	1,919,523
2,954	RH1	2,005,766
		3,925,289
Wholesale — Discretionary — 8.2%
170,247	G-III Apparel Group Ltd.[1]	5,594,317
98,824	LKQ Corp.[1]	4,864,118
		10,458,435
Total Consumer Discretionary		31,629,082
Consumer Staples — 3.3%
Beverages — 3.3%
491,900	Becle SAB de CV1	1,299,902
172,102	Primo Water Corp.	2,879,267
Total Consumer Staples		4,179,169
Energy — 5.8%
Renewable Energy — 5.8%
19,753	EnerSys	$1,930,461
97,561	Sunrun, Inc.[1]	5,441,952
Total Energy		7,372,413
Financials — 7.2%
Banking — 5.5%
89,799	Hancock Whitney Corp.	3,990,667
55,811	Webster Financial Corp.	2,976,959
		6,967,626
Insurance — 1.7%
14,319	Assurant, Inc.	2,236,341
Total Financials		9,203,967
Health Care — 8.3%
Medical Equipment & Devices — 8.3%
92,435	Avantor, Inc.[1]	3,282,367
8,694	Danaher Corp.	2,333,122
116,256	Envista Holdings Corp.[1]	5,023,421
Total Health Care		10,638,910
Industrials — 21.1%
Aerospace & Defense — 5.6%
88,237	Kaman Corp.	4,447,144
21,877	Woodward, Inc.	2,688,246
		7,135,390
Commercial Support Services — 3.9%
53,188	Clean Harbors, Inc.[1]	4,953,930
Electrical Equipment — 4.7%
231,853	Hayward Holdings, Inc.[1]	6,032,815
Industrial Intermediate Products — 3.7%
19,832	Valmont Industries, Inc.	4,681,344
Transportation & Logistics — 3.2%
68,043	Kirby Corp.[1]	4,126,127
Total Industrials		26,929,606

See accompanying notes to financial statements.	CRM Funds
45

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Materials — 2.0%
Chemicals — 2.0%
29,364	Ashland Global Holdings, Inc.	$2,569,350
Technology — 15.4%
Semiconductors — 1.8%
16,096	QUALCOMM, Inc.	2,300,601
Software — 10.2%
148,500	Clarivate PLC[1,2]	4,088,205
2,065	Confluent, Inc.[1]	98,088
32,887	Jamf Holding Corp.[1]	1,104,017
10,359	Microsoft Corp.	2,806,253
121,192	Tenable Holdings, Inc.[1]	5,011,289
		13,107,852
Technology Services — 3.4%
196,900	PAE, Inc.[1]	1,752,410
234,949	Paya Holdings, Inc.[1]	2,589,138
		4,341,548
Total Technology		19,750,001
Utilities — 3.4%
Electric Utilities — 3.4%
59,628	NextEra Energy, Inc.	4,369,540
TOTAL COMMON STOCK (Cost $95,969,792)		123,153,807

SHORT-TERM INVESTMENTS — 3.5%
2,235,924	Blackrock Liquidity Funds T-Fund, Institutional Series, 0.01%[3]	2,235,924
2,235,924	Federated Hermes Treasury Oligations Fund, Institutional Series, 0.01%[3]	2,235,924
TOTAL SHORT-TERM INVESTMENTS (Cost $4,471,848)		4,471,848
TOTAL INVESTMENTS IN SECURITIES — 99.8% (Cost $100,441,640)		127,625,655

COMMON STOCK SOLD SHORT — (38.5)%
Communications — (4.0)%
Advertising & Marketing — (0.3)%
(5,054)	Omnicom Group, Inc.	$(404,269)
Entertainment Content — (1.3)%
(23,663)	Discovery, Inc. - Series A	(725,981)
(23,143)	Fox Corp., Class A	(859,300)
		(1,585,281)
Publishing & Broadcasting — (0.8)%
(85,256)	Pearson PLC[2]	(978,829)
Telecommunications — (1.6)%
(72,546)	AT&T, Inc.	(2,087,874)
Total Communications		(5,056,253)
Consumer Discretionary — (9.2)%
Apparel & Textile Products — (1.2)%
(36,242)	Tapestry, Inc.	(1,575,802)
Automotive — (0.7)%
(82,094)	Lordstown Motors Corp.	(907,960)
Consumer Services — (3.8)%
(26,904)	Adtalem Global Education, Inc.	(958,859)
(7,060)	Grand Canyon Education, Inc.	(635,188)
(116,112)	Perdoceo Education Corp.	(1,424,694)
(23,497)	Strategic Education, Inc.	(1,787,182)
		(4,805,923)
E-Commerce Discretionary — (0.5)%
(29,922)	CarParts.com, Inc.	(609,212)
Leisure Facilities & Services — (0.9)%
(11,224)	Shake Shack, Inc., Class A	(1,201,192)
Retail - Discretionary — (2.1)%
(4,600)	Canadian Tire Corp. Ltd.	(727,837)

See accompanying notes to financial statements.	CRM Funds
46

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Shares		Value
Consumer Discretionary — (continued)
Retail - Discretionary — (continued)
(5,242)	Lululemon Athletica, Inc.	$(1,913,173)
		(2,641,010)
Total Consumer Discretionary		(11,741,099)
Consumer Staples — (9.1)%
Food — (5.5)%
(44,708)	B&G Foods, Inc.	(1,466,422)
(69,233)	Beachbody Company, Inc. (The)	(720,023)
(14,009)	Beyond Meat, Inc.	(2,206,277)
(9,451)	JM Smucker Company (The)	(1,224,566)
(21,850)	Kellogg Co.	(1,405,611)
		(7,022,899)
Retail - Consumer Staples — (3.6)%
(26,055)	HelloFresh SE	(2,533,194)
(54,729)	Kroger Company (The)	(2,096,668)
		(4,629,862)
Total Consumer Staples		(11,652,761)
Energy — (0.7)%
Renewable Energy — (0.7)%
(3,362)	SolarEdge Technologies, Inc.	(929,156)
Financials — (0.3)%
Banking — (0.3)%
(4,700)	National Bank of Canada	(351,699)
Health Care — (1.2)%
Health Care Facilities & Services — (1.2)%
(19,601)	HealthEquity, Inc.	(1,577,488)
Industrials — (7.6)%
Commercial Support Services — (0.4)%
(5,533)	Robert Half International, Inc.	(492,271)
Electrical Equipment — (4.4)%
(9,041)	Acuity Brands, Inc.	(1,690,938)
(11,303)	Belden, Inc.	(571,593)
Industrials — (continued)
Electrical Equipment — (continued)
(26,316)	Blink Charging Co.	$(1,083,430)
(40,743)	Bloom Energy Corp., Class A	(1,094,764)
(18,365)	Philips Lighting NV	(1,161,752)
		(5,602,477)
Industrial Intermediate Products — (0.7)%
(10,690)	Proto Labs, Inc.	(981,342)
Transportation Equipment — (2.1)%
(112,690)	Hyliion Holdings Corp.	(1,312,838)
(10,834)	Volvo AB, Class B	(260,668)
(13,224)	Wabtec Corp.	(1,088,335)
		(2,661,841)
Total Industrials		(9,737,931)
Technology — (5.8)%
Software — (4.0)%
(10,469)	Guidewire Software, Inc.	(1,180,066)
(51,504)	Materialise NV – ADR[4]	(1,240,731)
(27,283)	Qualys, Inc.	(2,747,125)
		(5,167,922)
Technology Hardware — (1.8)%
(56,738)	3D Systems Corp.	(2,267,818)
Total Technology		(7,435,740)
Utilities — (0.6)%
Electric Utilities — (0.6)%
(14,076)	Avangrid, Inc.	(723,929)

TOTAL COMMON STOCK SOLD SHORT — (Proceeds - $48,220,715)		(49,206,056)
OTHER ASSETS IN EXCESS OF LIABILITIES —38.7%		49,510,817
NET ASSETS — 100.0%		$127,930,416

See accompanying notes to financial statements.	CRM Funds
47

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

A Summary of inputs used to value the Fund’s investments as of June 30, 2021 is as follows (See Note 2 in Notes to Financial Statements):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments in Securities (Value)
Assets:
Investments in Securities:
Common Stock	$123,153,807	—	—	$123,153,807
Short-Term Investments	4,471,848	—	—	4,471,848
Total Assets – Investments in Securities	$127,625,655	—	—	$127,625,655

Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	—	$749,351	—	$749,351
Total Assets – Other Financial Instruments	$127,625,655	$749,351	—	$128,375,006

Liabilities:
Investments in Securities:
Common Stock Sold Short	$(49,206,056)	—	—	$(49,206,056)
Total Assets – Investments in Securities	$(49,206,056)	—	—	$(49,206,056)

Other Financial Instruments:*
Total Return Swap Agreements – Equity Contracts	—	$(404,978)	—	$(404,978)
Total Liabilities – Other Financial Instruments	$(49,206,056)	$(404,978)	—	$(49,611,034)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at June 30, 2021.

[1]	Non-income producing security.
[2]	PLC – Public Limited Company.
[3]	Rate disclosed is the seven day effective yield as of June 30, 2021.
[4]	ADR – American Depositary Receipt.

See accompanying notes to financial statements.	CRM Funds
48

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

OTC Total return swap agreements outstanding at June 30, 2021:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	0.75% (Fed Funds Rate + 0.65%)	03/21/2022	$3,433,676	American International Group	$(23,931)	$—	$(23,931)
Morgan Stanley	0.75% (Fed Funds Rate + 0.65%)	03/21/2022	2,928,751	ChampionX Corporation	739,163	—	739,163
Morgan Stanley	0.75% (Fed Funds Rate + 0.65%)	03/21/2022	3,838,582	Canadian National Railway	(184,309)	—	(184,309)
Morgan Stanley	0.75% (Fed Funds Rate + 0.65%)	03/21/2022	2,740,440	Eagle Materials, Inc.	(19,516)	—	(19,516)
Morgan Stanley	0.75% (Fed Funds Rate + 0.65%)	03/21/2022	3,817,899	State Street Corporation	2,526	—	2,526
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,053,965)	Morgan Stanley Custom Swap (MSCMS315) Index(3)	(25,301)	—	(25,301)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(1,997,325)	Morgan Stanley Custom Swap (MSCMS316) Index(3)	(52,340)	—	(52,340)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,024,624)	Morgan Stanley Custom Swap (MSCMS317) Index(3)	(51,839)	—	(51,839)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,049,034)	Morgan Stanley Custom Swap (MSCMS318) Index(3)	(26,114)	—	(26,114)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,048,602)	Morgan Stanley Custom Swap (MSCMS319) Index(3)	(13,632)	—	(13,632)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,045,649)	Morgan Stanley Custom Swap (MSCMS320) Index(3)	(3,815)	—	(3,815)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,048,736)	Morgan Stanley Custom Swap (MSCMS321) Index(3)	4,682	—	4,682
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,061,144)	Morgan Stanley Custom Swap (MSCMS322) Index(3)	(230)	—	(230)
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,028,453)	Morgan Stanley Custom Swap (MSCMS323) Index(3)	2,980	—	2,980
Morgan Stanley	(0.35%) (Fed Funds Rate minus 0.45%)	07/28/2021	(2,030,785)	Morgan Stanley Custom Swap (MSCMS324) Index(3)	(3,951)	—	(3,951)
				Total Unrealized Appreciation			$749,351
				Total Unrealized (Depreciation)			$(404,978)
				Total	$344,373	$—	$344,373

See accompanying notes to financial statements.	CRM Funds
49

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

OTC Total return swap agreements outstanding at June 30, 2021 (continued):

(1)	Paid monthly.
(2)

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed -upon floating rate financing rate.

(3)	See the tables below for the swap constituents.

See accompanying notes to financial statements.	CRM Funds
50

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS315) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Lululemon Athletica, Inc.	149	$54,245	2.61%
Cintas Corporation	140	53,661	2.58%
O’Reilly Automotive, Inc.	94	53,103	2.55%
Home Depot, Inc. (The)	166	52,794	2.54%
Apple, Inc.	385	52,750	2.54%
Best Buy Company, Inc.	456	52,444	2.52%
Target Corporation	217	52,399	2.52%
Tractor Supply Company	281	52,370	2.52%
Moody’s Corporation	144	52,362	2.52%
Costco Wholesale Corporation	132	52,275	2.51%
Stanley Black & Decker, Inc.	255	52,229	2.51%
United Parcel Service, Inc. - Class B	250	52,015	2.50%
Agilent Technologies, Inc.	349	51,600	2.48%
Mettler-Toledo International, Inc.	37	51,442	2.47%
Dollar General Corporation	237	51,373	2.47%
Fastenal Company	983	51,100	2.46%
Amgen, Inc.	209	50,999	2.45%
Eaton Corporation PLC	342	50,747	2.44%
Rockwell Automation, Inc.	177	50,639	2.44%
3M Company (The)	255	50,565	2.43%
Waters Corporation	146	50,498	2.43%
Automatic Data Processing, Inc.	254	50,480	2.43%
VF Corporation	615	50,478	2.43%
Starbucks Corporation	450	50,329	2.42%
Caterpillar, Inc.	231	50,235	2.42%
Pfizer, Inc.	1,275	49,948	2.40%
Cummins, Inc.	204	49,681	2.39%
AT&T, Inc.	1,725	49,644	2.39%
Cognizant Technology Solutions Corporation	716	49,590	2.39%
Fiserv, Inc.	463	49,520	2.38%
Walgreens Boots Alliance, Inc.	940	49,469	2.38%
Fox Corporation - Class A	1,331	49,408	2.38%
International Paper Company (The)	806	49,386	2.38%
CVS Health Corporation	592	49,358	2.37%
Fidelity National Information Services, Inc.	347	49,172	2.36%
McDonald’s Corporation	213	49,150	2.36%
Emerson Electric Company	510	49,106	2.36%
PACCAR, Inc.	549	48,969	2.36%
W. W. Grainger, Inc.	112	48,905	2.35%

See accompanying notes to financial statements.	CRM Funds
51

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Canadian Imperial Bank of Commerce (The)	417	$47,526	2.29%
Restaurant Brands International, Inc.	733	47,266	2.27%
		$2,079,230	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS316) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
DocuSign, Inc.	164	$45,964	2.24%
Tractor Supply Company	245	45,604	2.23%
Estée Lauder Companies, Inc (The)	143	45,444	2.22%
Cintas Corporation	118	45,253	2.21%
Rockwell Automation, Inc.	158	45,223	2.21%
O’Reilly Automotive, Inc.	80	45,132	2.20%
Home Depot, Inc. (The)	141	45,076	2.20%
United Parcel Service, Inc. - Class B	216	44,993	2.20%
Best Buy Company, Inc.	391	44,991	2.20%
Stanley Black & Decker, Inc.	219	44,947	2.19%
Target Corporation	185	44,796	2.19%
Lululemon Athletica, Inc.	123	44,756	2.18%
Apple, Inc.	325	44,528	2.17%
Caterpillar, Inc.	205	44,520	2.17%
Eaton Corporation PLC	300	44,517	2.17%
Fastenal Company	852	44,295	2.16%
Humana, Inc.	100	44,223	2.16%
Costco Wholesale Corporation	111	44,063	2.15%
Emerson Electric Company	456	43,859	2.14%
West Pharmaceutical Services, Inc.	122	43,707	2.13%
Moody’s Corporation	121	43,693	2.13%
International Paper Company (The)	711	43,615	2.13%
3M Company (The)	220	43,613	2.13%
VF Corporation	531	43,585	2.13%
Dollar General Corporation	201	43,472	2.12%
Mettler-Toledo International, Inc.	31	43,388	2.12%
Amgen, Inc.	178	43,379	2.12%
McCormick & Company, Inc.	489	43,229	2.11%
Automatic Data Processing, Inc.	217	43,090	2.10%
Starbucks Corporation	385	43,008	2.10%
AT&T, Inc.	1,491	42,906	2.09%
Cognizant Technology Solutions Corporation	619	42,903	2.09%

See accompanying notes to financial statements.	CRM Funds
52

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Fox Corporation - Class A	1,153	$42,824	2.09%
HCA Healthcare, Inc.	207	42,750	2.09%
Waters Corporation	124	42,729	2.08%
Church & Dwight Company, Inc.	501	42,727	2.08%
Walgreens Boots Alliance, Inc.	811	42,685	2.08%
Slack Technologies, Inc. - Class A	963	42,654	2.08%
W. W. Grainger, Inc.	97	42,558	2.08%
Pfizer, Inc.	1,085	42,500	2.07%
CVS Health Corporation	509	42,445	2.07%
McDonald’s Corporation	183	42,317	2.06%
Ecolab, Inc.	204	42,097	2.05%
Fiserv, Inc.	393	41,998	2.05%
Fidelity National Information Services, Inc.	294	41,613	2.03%
Canadian Imperial Bank of Commerce (The)	364	41,407	2.02%
Restaurant Brands International, Inc.	631	40,646	1.98%
		$2,049,722	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS317) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Roku, Inc.	88	$40,499	1.95%
Tractor Supply Company	190	35,294	1.70%
Cintas Corporation	92	34,975	1.68%
Estée Lauder Companies, Inc (The)	110	34,928	1.68%
Best Buy Company, Inc.	302	34,709	1.67%
Eaton Corporation PLC	233	34,571	1.67%
Constellation Brands, Inc. - Class A	147	34,347	1.65%
O’Reilly Automotive, Inc.	60	34,252	1.65%
Home Depot, Inc. (The)	107	34,238	1.65%
Rockwell Automation, Inc.	120	34,202	1.65%
Stanley Black & Decker, Inc.	167	34,169	1.65%
United Parcel Service, Inc. - Class B	164	34,166	1.65%
Lululemon Athletica, Inc.	93	34,117	1.64%
Apple, Inc.	249	34,109	1.64%
Target Corporation	141	34,070	1.64%
Motorola Solutions, Inc.	157	34,031	1.64%
ANSYS, Inc.	98	34,023	1.64%
Humana, Inc.	77	33,965	1.64%

See accompanying notes to financial statements.	CRM Funds
53

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Emerson Electric Company	352	$33,888	1.63%
Caterpillar, Inc.	156	33,855	1.63%
Sysco Corporation	435	33,812	1.63%
Clorox Company (The)	188	33,792	1.63%
Moody’s Corporation	93	33,758	1.63%
Costco Wholesale Corporation	85	33,752	1.63%
3M Company (The)	170	33,682	1.62%
International Paper Company (The)	549	33,631	1.62%
Walgreens Boots Alliance, Inc.	639	33,622	1.62%
VF Corporation	408	33,457	1.61%
Automatic Data Processing, Inc.	168	33,454	1.61%
Altria Group, Inc.	702	33,452	1.61%
HCA Healthcare, Inc.	161	33,358	1.61%
Fastenal Company	641	33,317	1.61%
McCormick & Company, Inc.	377	33,317	1.60%
Mettler-Toledo International, Inc.	24	33,270	1.60%
Hershey Company (The)	191	33,194	1.60%
General Mills, Inc.	544	33,126	1.60%
West Pharmaceutical Services, Inc.	92	33,118	1.60%
Starbucks Corporation	296	33,115	1.59%
PepsiCo, Inc.	223	33,105	1.59%
Church & Dwight Company, Inc.	388	33,088	1.59%
Cisco Systems, Inc.	624	33,071	1.59%
Dollar General Corporation	153	33,054	1.59%
Align Technology, Inc.	54	32,996	1.59%
Cognizant Technology Solutions Corporation	476	32,937	1.59%
CVS Health Corporation	394	32,900	1.58%
Kellogg Company (The)	511	32,868	1.58%
Pfizer, Inc.	837	32,783	1.58%
Hormel Foods Corporation	685	32,716	1.58%
McDonald’s Corporation	141	32,684	1.57%
Ecolab, Inc.	158	32,643	1.57%
AT&T, Inc.	1,134	32,638	1.57%
W. W. Grainger, Inc.	74	32,600	1.57%
Slack Technologies, Inc. - Class A	734	32,527	1.57%
Arista Networks, Inc.	90	32,437	1.56%
Philip Morris International, Inc.	327	32,363	1.56%
Fiserv, Inc.	302	32,288	1.55%
Duke Energy Corporation	326	32,200	1.55%
Kroger Company (The)	838	32,121	1.55%
Zscaler, Inc.	149	32,113	1.55%
Fox Corporation - Class A	863	32,059	1.54%
Fidelity National Information Services, Inc.	226	32,005	1.54%

See accompanying notes to financial statements.	CRM Funds
54

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Restaurant Brands International, Inc.	491	$31,631	1.52%
		$2,076,462	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS318) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Generac Holdings, Inc.	88	$36,421	1.76%
Tractor Supply Company	195	36,226	1.75%
Best Buy Company, Inc.	314	36,124	1.74%
Estée Lauder Companies, Inc (The)	113	36,025	1.74%
Cintas Corporation	94	35,953	1.73%
Clorox Company (The)	197	35,525	1.71%
Home Depot, Inc. (The)	111	35,398	1.71%
Lululemon Athletica, Inc.	97	35,374	1.71%
Eaton Corporation PLC	239	35,372	1.71%
Apple, Inc.	258	35,348	1.70%
Constellation Brands, Inc. - Class A	151	35,347	1.70%
O’Reilly Automotive, Inc.	62	35,344	1.70%
Target Corporation	146	35,309	1.70%
Stanley Black & Decker, Inc.	172	35,210	1.70%
ANSYS, Inc.	101	35,182	1.70%
Costco Wholesale Corporation	88	34,928	1.68%
United Parcel Service, Inc. - Class B	168	34,926	1.68%
Caterpillar, Inc.	160	34,853	1.68%
Rockwell Automation, Inc.	122	34,839	1.68%
Moody’s Corporation	96	34,790	1.68%
VF Corporation	424	34,755	1.68%
3M Company (The)	175	34,743	1.67%
Humana, Inc.	78	34,707	1.67%
Mettler-Toledo International, Inc.	25	34,665	1.67%
Church & Dwight Company, Inc.	407	34,662	1.67%
Emerson Electric Company	360	34,616	1.67%
McCormick & Company, Inc.	392	34,596	1.67%
General Mills, Inc.	568	34,594	1.67%
Walgreens Boots Alliance, Inc.	658	34,592	1.67%
Dollar General Corporation	160	34,531	1.66%
Hershey Company (The)	198	34,530	1.66%

See accompanying notes to financial statements.	CRM Funds
55

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
PepsiCo, Inc.	233	$34,520	1.66%
Automatic Data Processing, Inc.	174	34,519	1.66%
Fastenal Company	664	34,503	1.66%
Magna International, Inc.	372	34,491	1.66%
Altria Group, Inc.	722	34,427	1.66%
Starbucks Corporation	308	34,404	1.66%
Ford Motor Company	2,310	34,330	1.65%
Sysco Corporation	441	34,317	1.65%
International Paper Company (The)	559	34,296	1.65%
West Pharmaceutical Services, Inc.	95	34,289	1.65%
Kellogg Company (The)	532	34,230	1.65%
Align Technology, Inc.	56	34,115	1.64%
Hormel Foods Corporation	714	34,095	1.64%
General Motors Company	576	34,070	1.64%
Cognizant Technology Solutions Corporation	490	33,968	1.64%
AT&T, Inc.	1,180	33,968	1.64%
Slack Technologies, Inc. - Class A	766	33,938	1.64%
HCA Healthcare, Inc.	164	33,924	1.64%
Pfizer, Inc.	866	33,920	1.64%
CVS Health Corporation	406	33,909	1.63%
McDonald’s Corporation	147	33,865	1.63%
Fox Corporation - Class A	911	33,817	1.63%
Philip Morris International, Inc.	341	33,787	1.63%
Fiserv, Inc.	315	33,641	1.62%
W. W. Grainger, Inc.	77	33,601	1.62%
Ecolab, Inc.	163	33,523	1.62%
Fidelity National Information Services, Inc.	235	33,230	1.60%
Restaurant Brands International, Inc.	513	33,053	1.59%
Canadian Imperial Bank of Commerce (The)	288	32,811	1.58%
		$2,075,046	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS319) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Estée Lauder Companies, Inc (The)	152	$48,198	2.34%
Generac Holdings, Inc.	115	47,645	2.31%
Eaton Corporation PLC	319	47,241	2.29%

See accompanying notes to financial statements.	CRM Funds
56

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Stanley Black & Decker, Inc.	229	$47,036	2.28%
Clorox Company (The)	261	46,926	2.28%
Apple, Inc.	340	46,548	2.26%
Caterpillar, Inc.	214	46,497	2.25%
Cintas Corporation	122	46,448	2.25%
ANSYS, Inc.	134	46,396	2.25%
3M Company (The)	233	46,350	2.25%
Humana, Inc.	105	46,266	2.24%
Emerson Electric Company	480	46,237	2.24%
Church & Dwight Company, Inc.	542	46,230	2.24%
United Parcel Service, Inc. - Class B	222	46,105	2.24%
McCormick & Company, Inc.	522	46,089	2.24%
General Mills, Inc.	756	46,080	2.23%
Hershey Company (The)	264	46,040	2.23%
Align Technology, Inc.	75	46,009	2.23%
PepsiCo, Inc.	310	45,967	2.23%
Altria Group, Inc.	964	45,960	2.23%
Automatic Data Processing, Inc.	231	45,959	2.23%
Fastenal Company	883	45,933	2.23%
Sysco Corporation	590	45,902	2.23%
Moody’s Corporation	127	45,900	2.23%
Kellogg Company (The)	712	45,828	2.22%
Mettler-Toledo International, Inc.	33	45,812	2.22%
International Paper Company (The)	746	45,722	2.22%
Rockwell Automation, Inc.	160	45,670	2.21%
Slack Technologies, Inc. - Class A	1,028	45,556	2.21%
Magna International, Inc.	492	45,555	2.21%
Hormel Foods Corporation	954	45,545	2.21%
AT&T, Inc.	1,582	45,536	2.21%
General Motors Company	769	45,482	2.21%
West Pharmaceutical Services, Inc.	126	45,410	2.20%
Ford Motor Company	3,054	45,383	2.20%
Cognizant Technology Solutions Corporation	655	45,359	2.20%
Philip Morris International, Inc.	455	45,130	2.19%
W. W. Grainger, Inc.	103	45,065	2.18%
Pfizer, Inc.	1,150	45,018	2.18%
Fiserv, Inc.	420	44,943	2.18%
HCA Healthcare, Inc.	217	44,863	2.18%
Ecolab, Inc.	217	44,636	2.16%
Fidelity National Information Services, Inc.	312	44,206	2.14%
Kroger Company (The)	1,143	43,798	2.12%
Canadian Imperial Bank of Commerce (The)	383	43,653	2.12%
		$2,062,132	100.00%

See accompanying notes to financial statements.	CRM Funds
57

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS320) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Tractor Supply Company	247	$45,870	2.24%
Best Buy Company, Inc.	398	45,731	2.23%
Stanley Black & Decker, Inc.	223	45,699	2.23%
3M Company (The)	230	45,690	2.23%
O’Reilly Automotive, Inc.	80	45,564	2.22%
Eaton Corporation PLC	306	45,403	2.22%
Apple, Inc.	331	45,327	2.21%
Home Depot, Inc. (The)	142	45,273	2.21%
Generac Holdings, Inc.	109	45,232	2.21%
Mettler-Toledo International, Inc.	33	45,185	2.20%
United Parcel Service, Inc. - Class B	217	45,105	2.20%
Target Corporation	186	45,074	2.20%
Emerson Electric Company	468	45,063	2.20%
Caterpillar, Inc.	207	45,043	2.20%
Automatic Data Processing, Inc.	227	45,016	2.20%
Cintas Corporation	118	44,980	2.19%
Lululemon Athletica, Inc.	123	44,934	2.19%
L Brands, Inc.	623	44,864	2.19%
Moody’s Corporation	124	44,838	2.19%
Dollar General Corporation	207	44,725	2.18%
Walgreens Boots Alliance, Inc.	850	44,698	2.18%
Humana, Inc.	101	44,678	2.18%
Costco Wholesale Corporation	113	44,665	2.18%
International Paper Company (The)	728	44,626	2.18%
Align Technology, Inc.	73	44,626	2.18%
Fastenal Company	858	44,599	2.18%
AT&T, Inc.	1,544	44,449	2.17%
Slack Technologies, Inc. - Class A	1,002	44,378	2.17%
HCA Healthcare, Inc.	215	44,374	2.17%
Starbucks Corporation	397	44,347	2.16%
Cognizant Technology Solutions Corporation	640	44,344	2.16%
VF Corporation	540	44,334	2.16%
West Pharmaceutical Services, Inc.	123	44,297	2.16%
Rockwell Automation, Inc.	155	44,282	2.16%
Magna International, Inc.	476	44,110	2.15%
CVS Health Corporation	528	44,095	2.15%
Fiserv, Inc.	412	44,050	2.15%

See accompanying notes to financial statements.	CRM Funds
58

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
McDonald’s Corporation	190	$43,821	2.14%
Restaurant Brands International, Inc.	680	43,806	2.14%
Fox Corporation - Class A	1,177	43,695	2.13%
W. W. Grainger, Inc.	100	43,608	2.13%
General Motors Company	736	43,549	2.12%
Kroger Company (The)	1,129	43,254	2.11%
Fidelity National Information Services, Inc.	305	43,139	2.10%
Ford Motor Company	2,870	42,641	2.08%
Canadian Imperial Bank of Commerce (The)	372	42,386	2.07%
		$2,049,467	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS321) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Generac Holdings, Inc.	261	$108,218	5.29%
Apple, Inc.	767	105,068	5.14%
Mettler-Toledo International, Inc.	76	104,605	5.12%
ANSYS, Inc.	300	103,996	5.09%
HCA Healthcare, Inc.	501	103,502	5.06%
Humana, Inc.	232	102,807	5.03%
Slack Technologies, Inc. - Class A	2,315	102,553	5.02%
Moody’s Corporation	283	102,458	5.01%
AT&T, Inc.	3,555	102,310	5.01%
Pfizer, Inc.	2,612	102,267	5.00%
West Pharmaceutical Services, Inc.	285	102,220	5.00%
Realty Income Corporation	1,528	101,948	4.99%
Cognizant Technology Solutions Corporation	1,466	101,524	4.97%
Align Technology, Inc.	166	101,286	4.95%
General Motors Company	1,705	100,862	4.93%
Fiserv, Inc.	943	100,826	4.93%
Magna International, Inc.	1,081	100,150	4.90%
Ford Motor Company	6,707	99,662	4.88%
Fidelity National Information Services, Inc.	702	99,473	4.87%
Canadian Imperial Bank of Commerce (The)	864	98,354	4.81%
		$2,044,089	100.00%

See accompanying notes to financial statements.	CRM Funds
59

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS322) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Generac Holdings, Inc.	96	$39,978	1.94%
Tractor Supply Company	212	39,359	1.91%
Apple, Inc.	287	39,242	1.90%
Mettler-Toledo International, Inc.	28	39,079	1.90%
Dollar General Corporation	180	38,945	1.89%
3M Company (The)	196	38,899	1.89%
Clorox Company (The)	216	38,843	1.88%
Best Buy Company, Inc.	337	38,790	1.88%
Home Depot, Inc. (The)	122	38,779	1.88%
O’Reilly Automotive, Inc.	68	38,758	1.88%
Cummins, Inc.	158	38,608	1.87%
Church & Dwight Company, Inc.	453	38,587	1.87%
United Parcel Service, Inc. - Class B	185	38,577	1.87%
ANSYS, Inc.	111	38,536	1.87%
International Paper Company (The)	629	38,535	1.87%
Eaton Corporation PLC	260	38,526	1.87%
Cintas Corporation	101	38,516	1.87%
Walgreens Boots Alliance, Inc.	731	38,468	1.87%
Automatic Data Processing, Inc.	193	38,382	1.86%
Caterpillar, Inc.	176	38,372	1.86%
Target Corporation	159	38,328	1.86%
Pfizer, Inc.	978	38,315	1.86%
Fastenal Company	737	38,308	1.86%
Lululemon Athletica, Inc.	105	38,273	1.86%
PACCAR, Inc.	429	38,255	1.86%
Costco Wholesale Corporation	97	38,251	1.86%
Emerson Electric Company	397	38,234	1.85%
Humana, Inc.	86	38,226	1.85%
Slack Technologies, Inc. - Class A	863	38,225	1.85%
Rockwell Automation, Inc.	134	38,190	1.85%
Stanley Black & Decker, Inc.	186	38,171	1.85%
West Pharmaceutical Services, Inc.	106	38,037	1.85%
L Brands, Inc.	528	38,028	1.84%
AT&T, Inc.	1,320	37,994	1.84%
HCA Healthcare, Inc.	184	37,977	1.84%
McDonald’s Corporation	164	37,904	1.84%
Align Technology, Inc.	62	37,892	1.84%

See accompanying notes to financial statements.	CRM Funds
60

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Moody’s Corporation	104	$37,865	1.84%
Ecolab, Inc.	184	37,861	1.84%
CVS Health Corporation	454	37,849	1.84%
VF Corporation	460	37,752	1.83%
Restaurant Brands International, Inc.	586	37,746	1.83%
Starbucks Corporation	337	37,724	1.83%
W. W. Grainger, Inc.	86	37,714	1.83%
Cognizant Technology Solutions Corporation	541	37,473	1.82%
Magna International, Inc.	404	37,440	1.82%
General Motors Company	632	37,424	1.82%
Fiserv, Inc.	350	37,404	1.81%
Realty Income Corporation	560	37,361	1.81%
Ford Motor Company	2,511	37,310	1.81%
Kroger Company (The)	973	37,263	1.81%
Canadian Imperial Bank of Commerce (The)	326	37,125	1.80%
Fox Corporation - Class A	994	36,916	1.79%
Fidelity National Information Services, Inc.	260	36,764	1.78%
		$2,061,378	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS323) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Sysco Corporation	665	$51,705	2.55%
Constellation Brands, Inc. - Class A	221	51,682	2.55%
Micron Technology, Inc.	608	51,660	2.55%
Apple, Inc.	376	51,507	2.54%
Generac Holdings, Inc.	124	51,426	2.54%
LyondellBasell Industries NV - Class A	498	51,276	2.53%
Estée Lauder Companies, Inc (The)	161	51,258	2.53%
Altria Group, Inc.	1,074	51,225	2.53%
General Motors Company	864	51,146	2.53%
Motorola Solutions, Inc.	236	51,098	2.52%
PepsiCo, Inc.	345	51,077	2.52%
General Mills, Inc.	837	51,006	2.52%
Philip Morris International, Inc.	514	50,914	2.51%
Mettler-Toledo International, Inc.	37	50,822	2.51%
Clorox Company (The)	282	50,809	2.51%

See accompanying notes to financial statements.	CRM Funds
61

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
McCormick & Company, Inc.	575	$50,785	2.51%
Church & Dwight Company, Inc.	596	50,783	2.51%
Cisco Systems, Inc.	957	50,726	2.51%
AT&T, Inc.	1,761	50,687	2.50%
Hormel Foods Corporation	1,061	50,666	2.50%
HCA Healthcare, Inc.	245	50,643	2.50%
Kellogg Company (The)	787	50,625	2.50%
Magna International, Inc.	546	50,600	2.50%
Hershey Company (The)	290	50,583	2.50%
Humana, Inc.	114	50,441	2.49%
Slack Technologies, Inc. - Class A	1,138	50,403	2.49%
ANSYS, Inc.	145	50,387	2.49%
Ford Motor Company	3,388	50,349	2.49%
Moody’s Corporation	139	50,219	2.48%
Ecolab, Inc.	243	50,135	2.48%
West Pharmaceutical Services, Inc.	140	50,115	2.47%
Fiserv, Inc.	469	50,106	2.47%
Cognizant Technology Solutions Corporation	723	50,044	2.47%
Duke Energy Corporation	507	50,034	2.47%
Fidelity National Information Services, Inc.	353	50,027	2.47%
Realty Income Corporation	747	49,873	2.46%
DocuSign, Inc.	178	49,870	2.46%
Align Technology, Inc.	82	49,830	2.46%
Zscaler, Inc.	229	49,494	2.44%
Kroger Company (The)	1,288	49,335	2.44%
		$2,025,371	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS324) Index total return swap with Morgan Stanley Bank as of June 30, 2021, termination date 7/28/21:

Reference Entity	Shares	Market Value	% of Total Index Value
Sysco Corporation	671	$52,202	2.57%
Micron Technology, Inc.	613	52,069	2.56%
Altria Group, Inc.	1,086	51,790	2.55%
General Mills, Inc.	846	51,574	2.53%
Hershey Company (The)	295	51,457	2.53%
Constellation Brands, Inc. - Class A	220	51,453	2.53%
Philip Morris International, Inc.	519	51,420	2.53%

See accompanying notes to financial statements.	CRM Funds
62

CRM FUNDS CRM LONG/SHORT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Concluded) June 30, 2021

Reference Entity	Shares	Market Value	% of Total Index Value
Generac Holdings, Inc.	124	$51,398	2.53%
PepsiCo, Inc.	346	51,238	2.52%
McCormick & Company, Inc.	580	51,218	2.52%
Kellogg Company (The)	795	51,130	2.51%
Duke Energy Corporation	518	51,123	2.51%
LyondellBasell Industries NV	497	51,121	2.51%
General Motors Company	864	51,106	2.51%
Apple, Inc.	373	51,047	2.51%
Hormel Foods Corporation	1,069	51,037	2.51%
AT&T, Inc.	1,773	51,025	2.51%
HCA Healthcare, Inc.	247	51,025	2.51%
Church & Dwight Company, Inc.	598	50,980	2.51%
Clorox Company (The)	283	50,957	2.50%
Fiserv, Inc.	477	50,955	2.50%
Estée Lauder Companies, Inc (The)	160	50,904	2.50%
Cisco Systems, Inc.	960	50,899	2.50%
Waters Corporation	147	50,880	2.50%
Humana, Inc.	115	50,862	2.50%
Motorola Solutions, Inc.	234	50,775	2.50%
Fidelity National Information Services, Inc.	358	50,723	2.49%
West Pharmaceutical Services, Inc.	141	50,685	2.49%
Magna International, Inc.	546	50,551	2.48%
Mettler-Toledo International, Inc.	36	50,365	2.48%
Slack Technologies, Inc. - Class A	1,136	50,324	2.47%
Ford Motor Company	3,385	50,305	2.47%
Ecolab, Inc.	244	50,295	2.47%
Moody’s Corporation	139	50,262	2.47%
Kroger Company (The)	1,308	50,106	2.46%
ANSYS, Inc.	144	50,024	2.46%
Cognizant Technology Solutions Corporation	722	49,975	2.46%
DocuSign, Inc.	179	49,936	2.45%
Realty Income Corporation	748	49,908	2.45%
Zscaler, Inc.	229	49,578	2.44%
		$2,034,682	100.00%

See accompanying notes to financial statements.	CRM Funds
63

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2021

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$260,143,384	$223,387,584	$334,402,967
Net unrealized appreciation	76,948,191	103,400,419	139,013,923
Total investments in securities, at value[1]	337,091,575	326,788,003	473,416,890
Receivable for securities sold	1,337,670	509,800	768,924
Dividends and interest receivable	180,422	261,066	258,583
Receivable for fund shares sold	2,168	21,114	102,777
Receivable for securities lending income	393	2,338	1,724
Other assets	27,377	52,389	35,690
Total Assets	338,639,605	327,634,710	474,584,588

LIABILITIES:
Obligation to return securities lending collateral	—	13,182,284	25,597,968
Payable for securities purchased	523,883	839,021	9,264,805
Payable for fund shares redeemed	92,900	68,602	228,171
Accrued advisory fee	211,546	217,637	272,412
Trustees fees payable	2,812	2,964	3,607
Audit and tax fees	21,854	22,882	27,670
Other accrued expenses	67,860	76,052	132,169
Total Liabilities	920,855	14,409,442	35,526,802
NET ASSETS	$337,718,750	$313,225,268	$439,057,786
COMPONENTS OF NET ASSETS
Paid in capital	$236,758,362	$165,878,819	$241,280,825
Total distributable earnings	100,960,388	147,346,449	197,776,961
NET ASSETS	$337,718,750	$313,225,268	$439,057,786
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$38,548,344	$26,463,763	$187,541,170
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,222,267	1,721,589	6,767,131
Net asset value, offering and redemption price per share	$17.35	$15.37	$27.71
INSISTUTIONAL CLASS SHARES
Net assets	$299,170,406	$286,761,505	$251,516,616
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	14,558,864	18,072,013	8,672,627
Net asset value, offering and redemption price per share	$20.55	$15.87	$29.00

[1] Includes securities loaned of:	$—	$13,134,738	$25,739,639

See accompanying notes to financial statements.	CRM Funds
64

CRM FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2021

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$20,064,952	$100,441,640
Net unrealized appreciation	7,187,456	27,184,015
Total investments in securities, at value[1]	27,252,408	127,625,655
Cash	—	24,829
Cash pledged with broker for securities sold short	—	42,699,041
Foreign currencies held with broker for securities sold short (cost $0 and $3,381,735, respectively)	—	3,403,780
Receivable for securities sold	397,097	4,159,151
Dividends and interest receivable	17,156	99,442
Receivable for fund shares sold	8,057	509,934
Receivable for securities lending income	73	—
Unrealized appreciation on swap agreements	—	749,351
Other assets	16,351	32,629
Total Assets	27,691,142	179,303,812

LIABILITIES:
Obligation to return securities lending collateral	339,640	—
Cash received from broker for swap agreements	—	238,992
Securities sold short, at value (proceeds $0 and $48,220,715, respectively)	—	49,206,056
Unrealized depreciation on swap agreements	—	404,978
Payable for dividends on securities sold short	—	160,470
Payable for securities purchased	—	1,128,319
Payable for fund shares redeemed	750	40,605
Accrued advisory fee	15,899	149,728
Trustees fees payable	224	1,131
Audit and tax fees	9,926	15,629
Other accrued expenses	15,284	27,488
Total Liabilities	381,723	51,373,396
NET ASSETS	$27,309,419	$127,930,416
COMPONENTS OF NET ASSETS
Paid in capital	$16,018,990	$113,697,629
Total distributable earnings	11,290,429	14,232,787
NET ASSETS	$27,309,419	$127,930,416
NET ASSET VALUE PER SHARE
INVESTOR CLASS SHARES
Net assets	$8,916,260
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	1,004,257
Net asset value, offering and redemption price per share	$8.88
INSTITUTIONAL CLASS SHARES
Net assets	$18,393,159	$127,930,416
Shares of Beneficial Interest Outstanding ($0.01 par value, unlimited authorized shares)	2,016,333	11,008,525
Net asset value, offering and redemption price per share	$9.12	$11.62

[1] Includes securities loaned of:	$349,546	$—

See accompanying notes to financial statements.	CRM Funds
65

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2021

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME:
Dividends and interest	$4,130,882	$5,871,753	$7,247,194
Securities lending income	6,995	33,655	36,707
Foreign tax withheld	(27,060)	(17,040)	—
Total investment income	4,110,817	5,888,368	7,283,901

EXPENSES:
Investment advisory fees	2,134,085	2,294,426	3,052,345
Sub-Transfer agent fees - Institutional Shares	20,921	85,581	102,132
Shareholder Services - Investor Shares	88,446	54,056	425,857
Administration and accounting fees	77,457	82,592	107,945
Transfer agent fees	65,129	69,285	90,905
Trustee fees and expenses	45,022	47,966	66,578
Registration fees	43,824	47,228	49,151
Insurance fees	35,861	37,800	54,961
Legal fees	31,310	33,401	45,731
Audit and tax fees	21,608	22,582	27,478
Shareholder reports	15,051	23,054	41,851
Custody fees	8,785	8,287	7,003
Other expenses	76,068	81,319	108,300
Total expenses	2,663,567	2,887,577	4,180,237
NET INVESTMENT INCOME	1,447,250	3,000,791	3,103,664

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from:
Investments	38,004,198	76,004,514	81,107,170
Net change in unrealized appreciation on investments	80,909,936	75,470,790	91,340,890
Net realized and unrealized gain on investments	118,914,134	151,475,304	172,448,060
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,361,384	$154,476,095	$175,551,724

See accompanying notes to financial statements.	CRM Funds
66

CRM FUNDS STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2021

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME:
Dividends and interest	$458,467	$612,334
Securities lending income	9,731	—
Foreign tax withheld	(1,990)	(14,459)
Total investment income	466,208	597,875

EXPENSES:
Investment advisory fees	198,074	1,473,346
Dividend expense on securities sold short	—	774,841
Interest expense	—	387,788
Sub-Transfer agent fees - Institutional Shares	315	18,601
Shareholder Services - Investor Shares	19,845	—
Registration fees	35,338	37,440
Transfer agent fees	24,162	25,054
Administration and accounting fees	13,051	31,075
Audit and tax fees	9,734	15,708
Trustee fees and expenses	4,699	14,236
Custody fees	4,512	8,599
Insurance fees	3,998	14,166
Legal fees	3,221	10,528
Shareholder reports	2,095	7,452
Other expenses	20,428	33,330
Total expenses	339,472	2,852,164
Expenses waived	(3,660)	(115,570)
Net expenses	335,812	2,736,594
NET INVESTMENT INCOME (LOSS)	130,396	(2,138,719)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	7,873,250	15,681,961
Securities sold short	—	(19,250,390)
Swap agreements	—	(1,878,630)
Foreign currency transactions	—	276,523
Net realized gain (loss)	7,873,250	(5,170,536)
Net change in unrealized appreciation (depreciation) on:
Investments	4,417,506	21,033,783
Securities sold short	—	(1,538,184)
Swap agreements	—	103,107
Foreign currency transactions	—	(2,417)
Net change in unrealized appreciation	4,417,506	19,596,289
Net realized and unrealized gain on investments, derivatives and foreign currency	12,290,756	14,425,753
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,421,152	$12,287,034

See accompanying notes to financial statements.	CRM Funds
67

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF YEAR	$232,115,097	$325,349,323

OPERATIONS
Net investment income	1,447,250	1,380,602
Net realized gain (loss) from investments	38,004,198	(9,006,927)
Net change in unrealized appreciation (depreciation) on investments	80,909,936	(55,588,689)
Net increase (decrease) in net assets resulting from operations	120,361,384	(63,215,014)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(168,344)	(3,814,720)
Institutional Class	(1,454,839)	(16,284,198)
Total distributions to shareholders	(1,623,183)	(20,098,918)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	267,991	1,066,476
Sale of shares - Institutional Shares	35,721,319	39,703,170
Reinvestment of distributions - Investor Class	156,487	3,730,997
Reinvestment of distributions - Institutional Class	1,329,633	14,870,115
Redemption of shares - Investor Class	(10,335,074)	(16,501,839)
Redemption of shares - Institutional Class	(40,274,904)	(52,789,213)
Net decrease from capital share transactions	(13,134,548)	(9,920,294)
Total increase (decrease) in net assets	105,603,653	(93,234,226)

NET ASSETS - END OF YEAR	$337,718,750	$232,115,097

SHARE ACTIVITY
Investor Class:
Sold	18,760	84,946
Issued on reinvestment of distributions	10,867	248,237
Redeemed	(795,195)	(1,178,420)
Net decrease	(765,568)	(845,237)

Institutional Class:
Sold	2,005,656	2,680,745
Issued on reinvestment of distributions	78,076	837,281
Redeemed	(2,479,372)	(3,408,561)
Net increase (decrease)	(395,640)	109,465

See accompanying notes to financial statements.	CRM Funds
68

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF YEAR	$237,177,963	$278,418,803

OPERATIONS
Net investment income	3,000,791	1,056,057
Net realized gain from investments	76,004,514	3,099,248
Net change in unrealized appreciation (depreciation) on investments	75,470,790	(31,855,774)
Net increase (decrease) in net assets resulting from operations	154,476,095	(27,700,469)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,231,736)	(584,788)
Institutional Class	(15,385,614)	(7,212,793)
Total distributions to shareholders	(16,617,350)	(7,797,581)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,952,396	888,579
Sale of shares - Institutional Shares	42,456,508	90,880,987
Reinvestment of distributions - Investor Class	1,194,282	573,767
Reinvestment of distributions - Institutional Class	15,179,709	7,193,058
Redemption of shares - Investor Class	(4,495,480)	(6,558,356)
Redemption of shares - Institutional Class	(120,098,855)	(98,720,825)
Net decrease from capital share transactions	(61,811,440)	(5,742,790)
Total increase (decrease) in net assets	76,047,305	(41,240,840)

NET ASSETS - END OF YEAR	$313,225,268	$237,177,963

SHARE ACTIVITY
Investor Class:
Sold	295,798	86,082
Issued on reinvestment of distributions	97,333	49,849
Redeemed	(346,756)	(612,599)
Net increase (decrease)	46,375	(476,668)

Institutional Class:
Sold	3,088,348	8,402,157
Issued on reinvestment of distributions	1,199,977	607,009
Redeemed	(8,311,017)	(8,621,471)
Net increase (decrease)	(4,022,692)	387,695

See accompanying notes to financial statements.	CRM Funds
69

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF YEAR	$355,358,590	$463,865,471

OPERATIONS
Net investment income	3,103,664	2,100,108
Net realized gain from investments	81,107,170	6,834,503
Net change in unrealized appreciation (depreciation) on investments	91,340,890	(55,329,119)
Net increase (decrease) in net assets resulting from operations	175,551,724	(46,394,508)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(3,324,082)	(5,947,237)
Institutional Class	(4,771,658)	(7,186,280)
Total distributions to shareholders	(8,095,740)	(13,133,517)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	11,421,455	14,793,454
Sale of shares - Institutional Shares	40,148,943	36,256,400
Reinvestment of distributions - Investor Class	3,272,938	5,866,784
Reinvestment of distributions - Institutional Class	4,428,155	6,739,194
Redemption of shares - Investor Class	(49,161,690)	(60,602,327)
Redemption of shares - Institutional Class	(93,866,589)	(52,032,361)
Net decrease from capital share transactions	(83,756,788)	(48,978,856)
Total increase (decrease) in net assets	83,699,196	(108,506,881)

NET ASSETS - END OF YEAR	$439,057,786	$355,358,590

SHARE ACTIVITY
Investor Class:
Sold	467,366	735,472
Issued on reinvestment of distributions	145,335	279,904
Redeemed	(2,153,239)	(3,073,764)
Net decrease	(1,540,538)	(2,058,388)

Institutional Class:
Sold	1,633,299	1,816,297
Issued on reinvestment of distributions	188,112	307,866
Redeemed	(3,735,918)	(2,540,884)
Net decrease	(1,914,507)	(416,721)

See accompanying notes to financial statements.	CRM Funds
70

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF YEAR	$25,200,275	$36,071,933

OPERATIONS
Net investment income	130,396	119,207
Net realized gain (loss) from investments	7,873,250	(504,138)
Net change in unrealized appreciation (depreciation) on investments	4,417,506	(2,490,038)
Net increase (decrease) in net assets resulting from operations	12,421,152	(2,874,969)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(201,693)	(464,061)
Institutional Class	(732,769)	(1,262,828)
Total distributions to shareholders	(934,462)	(1,726,889)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	394,164	1,091,387
Sale of shares - Institutional Shares	6,014,048	5,292,178
Reinvestment of distributions - Investor Class	169,619	423,885
Reinvestment of distributions - Institutional Class	715,177	1,226,157
Redemption of shares - Investor Class	(1,701,715)	(2,744,524)
Redemption of shares - Institutional Class	(14,968,839)	(11,558,883)
Net decrease from capital share transactions	(9,377,546)	(6,269,800)
Total increase (decrease) in net assets	2,109,144	(10,871,658)

NET ASSETS - END OF YEAR	$27,309,419	$25,200,275

SHARE ACTIVITY
Investor Class:
Sold	57,076	183,256
Issued on reinvestment of distributions	22,737	62,984
Redeemed	(241,581)	(404,933)
Net decrease	(161,768)	(158,693)

Institutional Class:
Sold	786,663	829,319
Issued on reinvestment of distributions	93,487	177,704
Redeemed	(1,880,474)	(1,737,300)
Net decrease	(1,000,324)	(730,277)

See accompanying notes to financial statements.	CRM Funds
71

CRM FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
NET ASSETS - BEGINNING OF YEAR	$56,540,273	$482,050,409

OPERATIONS
Net investment loss	(2,138,719)	(2,752,199)
Net realized gain (loss) from investments and foreign currency	(5,170,536)	63,260,399
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,596,289	(49,747,612)
Net increase in net assets resulting from operations	12,287,034	10,760,588

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(4,340,824)	(20,035,084)
Total distributions to shareholders	(4,340,824)	(20,035,084)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	122,755,221	51,524,409
Reinvestment of distributions - Institutional Class	4,329,863	19,967,847
Redemption of shares - Institutional Class	(63,641,151)	(487,727,896)
Net increase (decrease) from capital share transactions	63,443,933	(416,235,640)
Total increase (decrease) in net assets	71,390,143	(425,510,136)

NET ASSETS - END OF YEAR	$127,930,416	$56,540,273

SHARE ACTIVITY
Institutional Class:
Sold	10,539,842	5,031,498
Issued on reinvestment of distributions	387,287	1,988,830
Redeemed	(5,444,550)	(48,427,040)
Net increase (decrease)	5,482,579	(41,406,712)

See accompanying notes to financial statements.	CRM Funds
72

CRM FUNDS FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$11.22	$15.34	$17.15	$18.06	$15.86
Investment operations:
Net investment income (loss)[1]	0.04	0.04	0.02	0.09 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	6.16	(3.07)	(0.22)	1.87	3.54
Total from investment operations	6.20	(3.03)	(0.20)	1.96	3.53
Distributions to shareholders:
From net investment income	(0.07)	(0.03)	(0.04)	(0.09)	(0.08)
From net realized gain on investments	—	(1.06)	(1.57)	(2.78)	(1.25)
Total distributions to shareholders	(0.07)	(1.09)	(1.61)	(2.87)	(1.33)
Net Asset Value - End of Year	$17.35	$11.22	$15.34	$17.15	$18.06
Total return	55.36%	(21.53)%	(0.17)%	11.17%	22.28%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.16%	1.15%	1.13%	1.15%
Net investment income (loss)	0.30%	0.27%	0.12%	0.52%[2]	(0.07)%
Portfolio turnover rate	63%	60%	48%	49%	91%
Net Assets at end of year (000’s omitted)	$38,548	$33,526	$58,787	$76,779	$72,472

(1)	Calculated using the average shares method.
(2)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

See accompanying notes to financial statements.	CRM Funds
73

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$13.28	$17.96	$19.77	$20.41	$17.78
Investment operations:
Net investment income[1]	0.09	0.08	0.07	0.16 [2]	0.03
Net realized and unrealized gain (loss) on investments	7.28	(3.63)	(0.23)	2.11	3.97
Total from investment operations	7.37	(3.55)	(0.16)	2.27	4.00
Distributions to shareholders:
From net investment income	(0.10)	(0.07)	(0.08)	(0.13)	(0.12)
From net realized gain on investments	—	(1.06)	(1.57)	(2.78)	(1.25)
Total distributions to shareholders	(0.10)	(1.13)	(1.65)	(2.91)	(1.37)
Net Asset Value - End of Year	$20.55	$13.28	$17.96	$19.77	$20.41
Total return	55.68%	(21.34)%	0.11%	11.44%	22.51%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.92%	0.91%	0.89%	0.91%
Net investment income	0.54%	0.52%	0.38%	0.77%[2]	0.19%
Portfolio turnover rate	63%	60%	48%	49%	91%
Net Assets at end of year (000’s omitted)	$299,170	$198,589	$266,562	$283,762	$348,689

(1)	Calculated using the average shares method.
(2)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.	CRM Funds
74

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$9.71	$11.36	$13.09	$14.54	$12.81
Investment operations:
Net investment income (loss)[1]	0.11	0.02	0.03	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	6.29	(1.35)	(0.01)	2.15	2.04
Total from investment operations	6.40	(1.33)	0.02	2.14	2.03
Distributions to shareholders:
From net investment income	(0.03)	(0.03)	—	—	(0.30)
From net realized gain on investments	(0.71)	(0.29)	(1.75)	(3.59)	—
Total distributions to shareholders	(0.74)	(0.32)	(1.75)	(3.59)	(0.30)
Net Asset Value - End of Year	$15.37	$9.71	$11.36	$13.09	$14.54
Total return	67.80%	(12.18)%	1.91%	16.75%	15.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.17%	1.15%	1.13%	1.14%
Net investment income (loss)	0.83%	0.22%	0.21%	(0.05)%	(0.05)%
Portfolio turnover rate	59%	80%	45%	48%	76%
Net Assets at end of year (000’s omitted)	$26,464	$16,259	$24,455	$29,116	$36,626

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
75

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$10.00	$11.70	$13.43	$14.80	$13.03
Investment operations:
Net investment income[1]	0.13	0.05	0.05	0.02	0.02
Net realized and unrealized gain (loss) on investments	6.50	(1.41)	— [2]	2.20	2.08
Total from investment operations	6.63	(1.36)	0.05	2.22	2.10
Distributions to shareholders:
From net investment income	(0.05)	(0.05)	(0.03)	—	(0.33)
From net realized gain on investments	(0.71)	(0.29)	(1.75)	(3.59)	—
Total distributions to shareholders	(0.76)	(0.34)	(1.78)	(3.59)	(0.33)
Net Asset Value - End of Year	$15.87	$10.00	$11.70	$13.43	$14.80
Total return	68.26%	(12.06)%	2.13%	17.03%	16.19%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.93%	0.95%	0.94%	0.91%	0.93%
Net investment income	0.99%	0.44%	0.42%	0.16%	0.13%
Portfolio turnover rate	59%	80%	45%	48%	76%
Net Assets at end of year (000’s omitted)	$286,762	$220,919	$253,964	$261,428	$454,332

(1)	Calculated using the average shares method.
(2)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
76

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$18.34	$21.22	$22.58	$23.18	$20.80
Investment operations:
Net investment income[1]	0.15	0.08	0.08	0.14 [2]	0.13
Net realized and unrealized gain (loss) on investments	9.67	(2.33)	0.41	3.57	3.12
Total from investment operations	9.82	(2.25)	0.49	3.71	3.25
Distributions to shareholders:
From net investment income	(0.09)	(0.09)	(0.04)	(0.29)	— [3]
From net realized gain on investments	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)
Total distributions to shareholders	(0.45)	(0.63)	(1.85)	(4.31)	(0.87)
Net Asset Value - End of Year	$27.71	$18.34	$21.22	$22.58	$23.18
Total return	54.09%	(10.98)%	3.39%	17.80%	15.93%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.16%	1.14%	1.11%	1.15%
Net investment income	0.66%	0.42%	0.37%	0.62%[2]	0.58%
Portfolio turnover rate	63%	37%	40%	58%	74%
Net Assets at end of year (000’s omitted)	$187,541	$152,370	$220,014	$243,062	$229,541

(1)	Calculated using the average shares method.
(2)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

(3)	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
77

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$19.17	$22.16	$23.49	$23.96	$21.46
Investment operations:
Net investment income[1]	0.20	0.12	0.13	0.19 [2]	0.15
Net realized and unrealized gain (loss) on investments	10.12	(2.44)	0.43	3.71	3.26
Total from investment operations	10.32	(2.32)	0.56	3.90	3.41
Distributions to shareholders:
From net investment income	(0.13)	(0.13)	(0.08)	(0.35)	(0.04)
From net realized gain on investments	(0.36)	(0.54)	(1.81)	(4.02)	(0.87)
Total distributions to shareholders	(0.49)	(0.67)	(1.89)	(4.37)	(0.91)
Net Asset Value - End of Year	$29.00	$19.17	$22.16	$23.49	$23.96
Total return	54.44%	(10.83)%	3.61%	18.04%	16.19%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.96%	0.94%	0.91%	0.94%
Net investment income	0.84%	0.59%	0.58%	0.82%[2]	0.63%
Portfolio turnover rate	63%	37%	40%	58%	74%
Net Assets at end of year (000’s omitted)	$251,517	$202,989	$243,851	$312,290	$289,145

(1)	Calculated using the average shares method.
(2)

For the year ended June 30, 2018, net investment income per share reflects special dividends which amount to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.	CRM Funds
78

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$5.91	$6.99	$8.81	$9.28	$8.32
Investment operations:
Net investment income (loss)[1]	0.02	0.01	0.01	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	3.16	(0.67)	(0.26)	1.00	1.32
Total from investment operations	3.18	(0.66)	(0.25)	0.99	1.35
Distributions to shareholders:
From net investment income	(0.02)	(0.01)	—	—	(0.03)
From net realized gain on investments	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)
Total distributions to shareholders	(0.21)	(0.42)	(1.57)	(1.46)	(0.39)
Net Asset Value - End of Year	$8.88	$5.91	$6.99	$8.81	$9.28
Total return	54.42%	(10.16)%	(0.72)%	11.20%	16.66%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.37%	1.40%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.39%	1.50%	2.20%	1.93%	1.95%
Net investment income (loss), including waiver/reimbursement	0.31%	0.22%	0.12%	(0.07)%	0.36%
Portfolio turnover rate	87%	65%	112%	72%	91%
Net Assets at end of year (000’s omitted)	$8,916	$6,893	$9,256	$4,694	$8,735

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
79

CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value - Beginning of Year	$6.07	$7.16	$8.98	$9.40	$8.44
Investment operations:
Net investment income[1]	0.04	0.03	0.03	0.01	0.05
Net realized and unrealized gain (loss) on investments	3.24	(0.68)	(0.27)	1.03	1.33
Total from investment operations	3.28	(0.65)	(0.24)	1.04	1.38
Distributions to shareholders:
From net investment income	(0.04)	(0.03)	(0.01)	—	(0.06)
From net realized gain on investments	(0.19)	(0.41)	(1.57)	(1.46)	(0.36)
Total distributions to shareholders	(0.23)	(0.44)	(1.58)	(1.46)	(0.42)
Net Asset Value - End of Year	$9.12	$6.07	$7.16	$8.98	$9.40
Total return	54.66%	(9.87)%	(0.51)%	11.63%	16.71%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/ reimbursement	1.11%	1.15%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.13%	1.25%	1.96%	1.68%	1.73%
Net investment income, including waiver/reimbursement	0.52%	0.47%	0.36%	0.18%	0.53%
Portfolio turnover rate	87%	65%	112%	72%	91%
Net Assets at end of year (000’s omitted)	$18,393	$18,307	$26,816	$14,082	$13,675

(1)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Years Ended June 30,				For the Period August 16, 2016 through June 30,
	2021	2020	2019	2018	2017[1]
Net Asset Value - Beginning of Period	$10.23	$10.27	$10.68	$10.25	$10.00
Investment operations:
Net investment loss[2]	(0.25)	(0.10)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	2.22	0.50	(0.14)	0.55	0.33
Total from investment operations	1.97	0.40	(0.25)	0.45	0.25
Distributions to shareholders:
From net realized gain on investments	(0.58)	(0.44)	(0.16)	(0.02)	—
Total distributions to shareholders	(0.58)	(0.44)	(0.16)	(0.02)	—
Net Asset Value - End of Period	$11.62	$10.23	$10.27	$10.68	$10.25
Total return	19.49%	3.93%	(2.18)%	4.44%	2.50%
Ratios to average net assets:
Expenses, including waiver/reimbursement	2.79%	2.95%	3.03%	2.80%	2.44%
Expenses, including waiver/reimbursement and excluding interest and dividend expense relating to short sales	1.60%	1.59%	1.60%	1.60%	1.60%
Expenses, excluding waiver/reimbursement	2.90%	3.03%	3.10%	2.85%	2.59%
Expenses, excluding waiver/reimbursement and interest and dividend expense relating to short sales	1.71%	1.67%	1.67%	1.65%	1.75%
Net investment loss, including waiver/reimbursement	(2.18)%	(0.99)%	(1.03)%	(0.94)%	(0.93)%
Portfolio turnover rate	201%	177%	195%	251%	319%
Net Assets at end of period (000’s omitted)	$127,930	$56,540	$482,050	$709,303	$448,108

(1)	Inception date was August 16, 2016. All ratios for the period have been annualized. Total returns and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares method.

See accompanying notes to financial statements.	CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third-party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

● Level 1 —	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2021 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the year ended June 30, 2021.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

At June 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small/Mid Cap Value Fund
TD Securities USA, LLC	$932,284	$932,284	$—	$—
Mid Cap Value Fund
Citibank	$3,237,968	$3,237,968	$—	$—
All Cap Value Fund
HSBC Securities USA, Inc.	$339,640	$339,640	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $950,930, $3,302,727, and $346,433, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitation agreement is in effect until November 1, 2021 and the Board has approved the renewal of the agreement for an additional year until November 1, 2022. Prior to these dates, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $60,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2021. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2021, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$171,795,276	$185,373,868	$—	$—
Small/Mid Cap Value Fund	172,434,440	249,284,121	—	—
Mid Cap Value Fund	245,376,325	340,075,655	—	—
All Cap Value Fund	23,624,746	34,099,072	—	—
Long/Short Opportunities Fund	185,813,885	150,358,753	100,840,993	94,312,974

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

At June 30, 2021, the following Funds had securities on loan:

	Market Value	Cash Collateral*
Small/Mid Cap Value Fund	$13,134,738	$13,182,284
Mid Cap Value Fund	25,739,639	25,597,968
All Cap Value Fund	349,546	339,640

**

Please note any reported shortfall in required collateral coverage of 102% is based on closing market value of securities on loan as of the date of the report. Any required collateral adjustment needed in order to bring coverage to 102% is done on the next business day.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the year ended June 30, 2021, Long/Short Opportunities Fund participated in short sale transactions.

7.	Federal Tax Information. The tax character of distributions utilized during the fiscal years ended June 30, 2021 and June 30, 2020, respectively, was as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total
CRM Small Cap Value Fund	$1,623,183	$1,196,148	$2,819,331
CRM Small/Mid Cap Value Fund	9,327,550	20,221,036	29,548,586
CRM Mid Cap Value Fund	1,955,708	15,753,135	17,708,843
CRM All Cap Value Fund	150,410	1,558,506	1,708,916
CRM Long/Short Opportunities Fund	—	4,340,824	4,340,824

Fund	Ordinary Income	Long-Term Capital Gains	Total
CRM Small Cap Value Fund	$2,892,549	$17,206,369	$20,098,918
CRM Small/Mid Cap Value Fund	1,058,112	6,739,469	7,797,581
CRM Mid Cap Value Fund	2,522,659	10,610,858	13,133,517
CRM All Cap Value Fund	465,598	1,261,291	1,726,889
CRM Long/Short Opportunities Fund	—	20,035,084	20,035,084

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The table below shows equalization amounts which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the year ended June

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

30, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Fund	Equalization Utilized
CRM Small Cap Value Fund	$1,196,148
CRM Small/Mid Cap Value Fund	12,931,236
CRM Mid Cap Value Fund	9,613,103
CRM All Cap Value Fund	774,454
CRM Long/Short Opportunities Fund	—

As of June 30, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
CRM Small Cap Value Fund	$12,146,050	$16,972,341	$—	$71,841,997	$100,960,388
CRM Small/Mid Cap Value Fund	25,990,982	20,471,459	—	100,884,008	147,346,449
CRM Mid Cap Value Fund	12,270,739	49,818,252	—	135,687,970	197,776,961
CRM All Cap Value Fund	2,824,655	1,745,748	—	6,720,026	11,290,429
CRM Long/Short Opportunities Fund	—	1,310,728	(1,252,360)	14,174,419	14,232,787

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open Swaps and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The CRM Long/Short Opportunities Fund incurred and elected to defer such late year losses as follows:

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

Fund	Late Year Losses
CRM Small Cap Value Fund	$—
CRM Small/Mid Cap Value Fund	—
CRM Mid Cap Value Fund	—
CRM All Cap Value Fund	—
CRM Long/Short Opportunities Fund	1,252,360

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating loss reclass and equalization credits, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2021 as follows:

Fund	Paid In Capital	Accumulated Earnings (Losses)
CRM Small Cap Value Fund	$1,196,148	$(1,196,148)
CRM Small/Mid Cap Value Fund	12,931,236	(12,931,236)
CRM Mid Cap Value Fund	9,613,103	(9,613,103)
CRM All Cap Value Fund	774,454	(774,454)
CRM Long/Short Opportunities Fund	(1,360,807)	1,360,807

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of June 30, 2021 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$265,249,578	$83,593,895	$(11,751,898)	$71,841,997
Small/Mid Cap Value Fund	225,903,995	105,008,936	(4,124,928)	100,884,008
Mid Cap Value Fund	337,728,920	140,761,521	(5,073,551)	135,687,970
All Cap Value Fund	20,532,382	7,373,205	(653,179)	6,720,026
Long/Short Opportunities Fund	64,266,879	30,112,923	(15,960,203)	14,152,720

8.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing

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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of June 30, 2021, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and, in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of June 30, 2021, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC

CRM Funds
97

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA MA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of June 30, 2021:

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$749,351	$749,351

	Liability Derivative Value
	Total Value	Equity Contracts
Swap Agreements	$404,978	$404,978

CRM Funds
99

CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the year ended June 30, 2021:

Location on the Statements of Operations
Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: swap Agreements

	Net Realized Gain (Loss)
	Total Value	Equity Contracts
Swap Agreements	$(1,878,630)	$(1,878,630)

	Net Change in Unrealized Appreciation (Depreciation)
	Total Value	Equity Contracts
Swap Agreements	$103,107	$103,107

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the year ended June 30, 2021. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume
Swap Contracts (Notional Amount)
$1,661,846

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of June 30, 2021:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$749,351	$404,978
Total derivative assets and liabilities in the Statements of Assets and Liabilities	749,351	404,978
Derivatives not subject to an ISDA MA or similar agreement	—	—
Total assets and liabilities subject to an ISDA MA	$749,351	$404,978

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

At June 30, 2021, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure[1]
Morgan Stanley	$749,351	$(404,978)	$344,373	$(344,373)	$—

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.
9.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are

CRM Funds
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CRM FUNDS NOTES TO FINANCIAL STATEMENTS — June 30, 2021 (Concluded)

not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

10.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown.

However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

11.

Temporary Borrowing. Prior to October 2, 2020, each Fund (except Long/Short Opportunities Fund) participated in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement was with the Bank of New York Mellon. Each participating Fund was charged an annual commitment fee, which was allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund was permitted to borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund had net assets of less than $100 million, such Fund was permitted to borrow up to a maximum of 20% of its net assets. The Funds were charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which was allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilized the revolving line of credit, interest was charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. There were no borrowings from July 1, 2020 to October 2, 2020.

12.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

CRM Funds
104

CRM FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of CRM Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund, and the CRM Long/Short Opportunities Fund (the “Funds”), each a series of CRM Mutual Fund Trust (the “Trust”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended June 30, 2019, except for CRM Long/Short Opportunities Fund in which the financial highlights for each of the two years in the period ended June 30, 2019 and the period from August 16, 2016 (commencement of operations) though June 30, 2017 have been audited by other auditors, whose report dated August 22, 2019 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2020.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged

105

CRM FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2021

106

CRM FUNDS TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2021, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualify for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	100.00%	100.00%
Small/Mid Cap Value Fund	60.06%	59.71%
Mid Cap Value Fund	100.00%	100.00%
All Cap Value Fund	100.00%	100.00%
Long/Short Opportunities Fund	0.00%	0.00%

In January 2022, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2021, including any distributions paid between July 1, 2021 and December 31, 2021.

107

CRM FUNDS STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Rule 22e-4 (“Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”) requires registered open-end funds to establish and implement a written Liquidity Risk Management Program reasonably designed to assess and manage its liquidity risk. The Trust must also periodically review its liquidity risk. In addition, a written report is provided to the Trust’s Board of Trustees annually which details the operation of the Trust’s program.

The Board of Trustees of the Trust met on June 3, 2021 to review the liquidity risk management program (the “Program”) applicable to the funds of the Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed the investment adviser to the Funds as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed the adequacy and effectiveness of the Program. The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Pursuant to its program, each Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: “Highly Liquid”, “Moderately Liquid”, “Less Liquid” and “Illiquid”. These classifications are reported to the SEC on Form N-PORT. The Liquidity Rule requires open-end funds that are not invested primarily in “Highly Liquid” investments to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid investments (i.e., cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment). It was determined through periodic reviews that the Funds’ portfolio holdings have been primarily Highly Liquid and, therefore, the Trust does not need to establish a HLIM.

A Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of Illiquid investments (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). A Fund is required to report to the SEC and the Fund’s Board of Trustees if the Fund holds illiquid investments in excess of the 15% limit. No such reporting was required during the past year. In addition, periodic stress testing confirmed that each Fund held sufficient liquid investments to cover all reasonably foreseeable levels of cash flow.

CRM Funds
108

CRM FUNDS STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (Concluded)

There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Program Administrator concluded that based on the operation of the Program during the reporting period, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

CRM Funds
109

CRM FUNDS TRUSTEES AND OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served#	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During at Least the Past Five Years
INTERESTED TRUSTEE:
Ronald H. McGlynn, 78	Trustee, President and Chief Executive Officer	Trustee since 2018; President and Chief Executive Officer since 2005.	Chairman, CRM (1973-2019), Chief Executive Officer from 1998-2011).	5	None
INDEPENDENT TRUSTEES:
F. Gregory Ahern, 69	Trustee	Since 2017.	Advisory Director, Sard Verbinnen (since 2016); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	5	Chairman of Board, Westerly Hospital Foundation (since 2008); Vice Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2017).
Rodney P. Wood, 60	Trustee	Since 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	5	None

CRM Funds
110

CRM FUNDS TRUSTEES AND OFFICERS (Concluded)

Name and Age	Position(s) Held with Fund	Length of Time Served#	Principal Occupation(s) During at Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During at Least the Past Five Years
OFFICERS:
Michelle Kaufmann, CPA, 47	Treasurer and Principal Financial Officer	Since 2018.	Vice President and Controller, CRM (since 2013).	N/A	N/A
Steven A. Yadegari, Esq., 48	Secretary, Chief Legal Officer and Chief Compliance Officer	Since 2005.	Executive Vice President (since 2012), Senior Vice President (2008-2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his or her successor.

CRM Funds
111

CRM FUNDS OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

For periods prior to the quarter ending March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. Effective March 31, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available of the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

CRM Funds
112

CRM FUNDS OTHER INFORMATION (Unaudited) (Continued)

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Trustees’ Committee and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement the Board reviewed and considered materials provided by CRM at a meeting held on June 3, 2021.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from independent counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; and (2) reports based on information provided by Morningstar comparing each Fund’s investment performance to the performance of the Fund’s benchmark index and other mutual funds, and comparing each Fund’s investment advisory fee and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management (“AUM”); (v) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vi) CRM’s compliance and risk management procedures; and (vii) an analysis of the profits of CRM related to its services to the Funds. In addition the Board considered information related to the Funds provided at Board meetings and otherwise received throughout the year.

At the meeting held on June 3, 2021, the Board, including the Independent Trustees voting separately, in the exercise of the Trustees’ business judgment, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to each Fund.

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In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board considered the nature, extent and quality of services provided by CRM to the Funds and expected to be provided in the future. The Board reviewed the quality, size and experience of CRM’s professional portfolio management team. The Board reviewed CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. Additionally, the Board considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board concluded that CRM is able to provide investment and related services that are appropriate in nature, extent and quality in light of the Funds’ investment objectives, policies, strategies and operations, the competitive landscape of the investment company business and investor needs

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund. The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement. The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. Where the Funds had underperformed their peer groups or benchmark indices, the Board considered CRM’s explanations for such underperformance and, as applicable, measures CRM had taken or proposed to take to improve performance. In particular, because CRM pursues a value strategy with respect to the Funds, the Board noted CRM’s explanation regarding past underperformance of value strategies generally versus growth strategies. Moreover, the Board considered that in order to provide a relevant sample size, the peer groups for the Funds (other

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than the Long/Short Opportunities Fund) included both funds that pursue a “blend” strategy as well as those that pursue a “value” strategy. The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that Institutional Shares of Small Cap Value Fund had underperformed the Fund’s benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2021. The Board noted that Institutional Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year and five-year periods ended March 31, 2021, and ranked in the bottom quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2021.

Small/Mid Cap Value Fund

The Board noted that Institutional Shares of Small/Mid Cap Value Fund had outperformed the Fund’s benchmark index for the three-year, five-year, and ten-year periods ended March 31, 2021, and underperformed the Fund’s benchmark index for the one-year period ended March 31, 2021. The Board noted that Institutional Shares of the Fund ranked in the top quartile of funds with similar investment objectives and strategies for the three-year and five-year periods ended March 31, 2021, and ranked at the 25th percentile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2021.

Mid Cap Value Fund

The Board noted that Institutional Shares of Mid Cap Value Fund had outperformed the Fund’s benchmark index for the three-year and five-year periods ended March 31, 2021, and underperformed the Fund’s benchmark index for the one-year and ten-year periods ended March 31, 2021. The Board noted that Institutional Shares of the Fund ranked in the top quartile of funds with similar investment objectives and strategies for the five-year period ended March 31, 2021, ranked in the second quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2021, and ranked in the third quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2021.

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All Cap Value Fund

The Board noted that Institutional Shares of All Cap Value Fund had outperformed the Fund’s benchmark index for the one-year and five-year periods ended March 31, 2021, and underperformed the Fund’s benchmark index for the three-year and ten-year periods ended March 31, 2021. The Board noted that Institutional Shares of the Fund ranked in the bottom quartile for performance of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2021.

Long/Short Opportunities Fund

The Board noted that Institutional Shares of Long/Short Opportunities Fund had underperformed the Fund’s benchmark index for the one-year and three-year periods ended March 31, 2021 and since the Fund’s inception on August 16, 2016. The Board noted that Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2021.

Conclusion as to Investment Performance

The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s benchmark. The Board observed that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and considered CRM’s experience in implementing its value-oriented investment philosophy. In addition, the Board compared the fees paid by each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund, along with the fees paid by CRM’s sponsored Undertakings for the Collective Investment in Transferable Securities (UCITS) and Collective Investment Trust (CIT), respectively, in a similar

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investment strategy to that of the applicable Fund. In comparing the management fees by the Funds to those paid by institutional separate accounts, UCITS and CIT, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to other client accounts. The Board noted the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its other clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for Board meetings. Moreover, the Board considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. In addition, the Board considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also discussed the information presented in the Board materials, which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. In comparing expenses, it was noted that the funds in the 1st percentile represented the most expensive funds, while the funds in the 99th percentile represented the least expensive funds.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund ranked at the 75th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Small Cap Value Fund ranked at the 75th percentile for funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than both

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the median and the average net expenses paid by funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund ranked at the 25th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than both the median and the average advisory fee paid by funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of Small/Mid Cap Value Fund ranked in the first quartile in expenses of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund ranked at the 25th percentile for funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than both the median and the average advisory fee paid by mutual funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Mid Cap Value Fund ranked in the first quartile in expenses of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund ranked in the second quartile of funds with similar investment objectives and strategies. The Board noted that the Fund’s current investment advisory fee was equal to the median and higher than the average advisory fees paid by funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total net annual operating

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expenses of Institutional Shares of All Cap Value Fund ranked in the first quartile in expenses of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

Long/Short Opportunities Fund

The Board noted that, based on the information provided, the investment advisory fee for Long/Short Opportunities Fund ranked in the first quartile of funds with similar investment objectives and strategies. The Board noted that the Fund’s investment advisory fee was higher than both the median and average advisory fees paid by funds with similar investment objectives and strategies. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of Long/Short Opportunities Fund ranked in the first quartile in expenses of funds with similar investment objectives and strategies. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

Conclusion as to Fees and Expenses

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board observed that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. In addition, the Board noted that expense subsidization, investment by CRM in proprietary research, and CRM’s resource allocation to the Funds may be

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relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board determined that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2020. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board indicated that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, therefore, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board also observed CRM’s profitability analysis reflected a loss to CRM on its management of All Cap Value Fund. The Board determined that, based on the information provided, the overall profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of the services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third-party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third-party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers.

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The Board determined that any other benefits derived by CRM from managing the Funds were reasonable.

General Conclusion

Based on the foregoing considerations, the Board, including the Independent Trustees voting separately, in the exercise of the Trustees’ business judgment, concluded that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

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Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

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On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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TRUSTEES
F. Gregory Ahern
Ronald H. McGlynn
Rodney P. Wood

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
28 Havemeyer Place, 1st floor
Greenwich, CT 06830

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT
Ultimus Fund Solutions, LLC
4221 N. 203rd Str., Suite 100
Elkhorn, NE 68022

CUSTODIAN
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Investor Information:
800-CRM-2883
www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

CRM-AR-21

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2021, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial experts serving on the Registrant’s Trustees Committee are F. Gregory Ahern and Rodney P. Wood, each of whom is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2021 and June 30, 2020 were $80,000 and $80,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2021, and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2021 and June 30, 2020 were $18,000 and $18,000, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021, and $0 for 2020.

(e)(1)	The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)	There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2021 and June 30, 2020 were $0 and $0, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is filed herewith.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	8/31/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date:	8/31/2021

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date:	8/31/2021

*	Print the name and title of each signing officer under his or her signature.